As filed with the U.S. Securities and Exchange Commission on
                                  February 17, 1999
                  Investment Company Act File No. 811-09181
       -----------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

|X|   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

|X|   Amendment No. 1

                            -------------------------

                             PW TECHNOLOGY PARTNERS, L.P.
               (Exact name of Registrant as specified in Charter)

                           1285 Avenue of the Americas
                          New York, New York 10019-6028
                    (Address of principal executive offices)

               Registrant's Telephone Number, including Area Code:

                                 (212) 713-2000

                            -------------------------

                             MARK D. GOLDSTEIN, ESQ.
                          c/o PaineWebber Incorporated
                           1285 Avenue of the Americas
                          New York, New York 10019-6028
                     (Name and address of agent for service)

                                    Copy to:
                             STUART H. COLEMAN, ESQ.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

                            -------------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, partnership interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may be made only by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any partnership interests in the Registrant.

                                                               MEMORANDUM NO:


                          PW TECHNOLOGY PARTNERS, L.P.


                                                                     PAINEWEBBER



                                  FEBRUARY 1999

The interests in PW Technology Partners, L.P. (The "Fund") which are described in this Confidential Memorandum ("Memorandum") have not been and will not be registered under the Securities Act of 1933, as amended ("1933 Act"), or the Securities Laws of any of the States of the United States. The offering contemplated by this Memorandum will be made in reliance upon an exemption from the registration requirements of the 1933 act for offers and sales of securities which do not involve any public offering, and analogous exemptions under state securities laws.

This Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of interests in the Fund in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Memorandum. Prospective investors should not rely on any information not contained in this Memorandum or the exhibits hereto.

This Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the interests in the Fund described herein, and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document).

Prospective investors should not construe the contents of this Memorandum as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for such investor.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Limited Partnership Agreement of the Fund, the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they may be required to bear the financial risks of this investment for up to two years from the date that a repurchase request has been made by an investor.

In making an investment decision, investors must rely upon their own examination of the fund and the terms of the offering, including the merits and risks involved. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Fund's interests or passed upon the accuracy or adequacy of the disclosure in this Memorandum. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                              PAGE


SUMMARY OF TERMS...............................................1
THE FUND......................................................12
STRUCTURE.....................................................12
INVESTMENT PROGRAM............................................12
TYPES OF INVESTMENTS AND RELATED RISK FACTORS.................15
ADDITIONAL RISK FACTORS.......................................27
PERFORMANCE INFORMATION.......................................29
THE DIRECTORS.................................................29
THE MANAGER...................................................32
VOTING........................................................33
CONFLICTS OF INTEREST.........................................33
BROKERAGE.....................................................36
FEES AND EXPENSES.............................................37
CAPITAL ACCOUNTS AND ALLOCATIONS..............................39
ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING TAXES AND
  OTHER EXPENDITURES..........................................41
SUBSCRIPTION FOR INTERESTS....................................43
REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS...........44
TAX ASPECTS...................................................48
ERISA CONSIDERATIONS..........................................62
ADDITIONAL INFORMATION AND SUMMARY OF LIMITED PARTNERSHIP
  AGREEMENT...................................................64
APPENDIX A--AMENDED AND RESTATED LIMITED PARTNERSHIP
  AGREEMENT..................................................A-1
APPENDIX B--DESCRIPTION OF THE INVESTMENT FUNDS AND
  CERTAIN PERFORMANCE INFORMATION............................B-1

                                SUMMARY OF TERMS

The following summary is qualified entirely by the detailed information appearing elsewhere in this Memorandum and by the terms and conditions of the Fund's Amended and Restated Limited Partnership Agreement (the "Partnership Agreement"), each of which should be read carefully and retained for future reference.

THE FUND:                          PW Technology Partners, L.P. (the "Fund") is
                                   a newly formed Delaware limited partnership, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company.


                                   The Fund is a specialized investment vehicle that may be referred to as a registered private investment partnership. The Fund is similar to an unregistered private investment partnership in that (i) the Fund's portfolio may be more aggressively managed than other investment companies, (ii) interests in the Fund will be sold in large minimum denominations in private placements solely to high net worth individual and institutional investors, and will be restricted as to transfer, and (iii) the capital accounts in the Fund of persons who purchase the partnership interests offered hereby (the "Limited Partners") will be subject to both asset-based fees and performance bonuses or allocations.


INVESTMENT                         The Fund's investment objective is to
PROGRAM:                           maximize capital appreciation over the
                                   long-term.


                                   The Fund is a multi-manager fund that seeks to achieve its objective by deploying its assets primarily among a select group of specialized portfolio managers (the "Investment Managers") who invest primarily in, or who have particular knowledge within, the technology sector, including computer software and service companies, semiconductor manufacturers, computer hardware and peripherals companies, communications and telecommunications companies, networking equipment and service companies, internet-related companies, consumer electronics companies, electronic components and instruments manufacturers, biomedical, pharmaceutical, medical device and healthcare service companies, and other companies that may use technology for strategic purposes.

                                   PW Fund Advisor, L.L.C. (the "Manager") will select Investment Managers on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; the presence of risk management discipline; on-site interviews of the management team; the quality and stability of the Investment Manager's organization, including internal and external professional staff; and whether the Investment Manager has a substantial personal investment in the investment program.

                                   Investment Managers generally conduct their investment programs through unregistered investment partnerships, which have investors other than the Fund, and in other registered investment companies (collectively, the "Investment Funds"). The Fund currently intends to invest its assets primarily in the Investment Funds. The Fund also may invest its assets directly pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner and the Fund is the sole limited partner. (Investment Managers for which such an investment vehicle is formed and Investment Managers who manage assets directly on a managed account basis are collectively referred to as "Subadvisers".) The Manager will allocate no more than 40% of the Fund's assets to any Investment Fund that is advised by a Subadviser and will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities. However, to permit it to invest more of its assets in desirable Investment Funds, the Fund may purchase without limitation non-voting securities of Investment Funds that are not advised by a Subadviser or, as to these Investment Funds, contractually forego its right to vote on any matter that requires the approval of the limited partners. The Fund may invest a majority of its assets in non-voting securities of the Investment Funds. See "ADDITIONAL RISK FACTORS--Special Risks of Multi-Manager Structure."

                                   The Manager anticipates that it initially will invest at least 80% of the Fund's assets in the Investment Funds set forth and described in Appendix B. However, no assurance can be given that the Manager will allocate the Fund's assets to all of these Investment Funds.


                                   The Manager will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Manager may reallocate the Fund's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act. See "SUMMARY OF TERMS--Management."


                                   Unregistered investment funds typically
                                   provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used. The Investment Managers selected by the Manager may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, and fixed income and other debt-related instruments. Each Investment Manager may sell securities short. Investment Managers will not be limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

                                   Each Investment Manager may use various
                                   investment techniques for hedging and
                                   non-hedging purposes. For example, each
                                   Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Memorandum. The use of these techniques will be an integral part of their investment programs, and involves certain risks to the Fund. Each Investment Manager may use leverage, which also entails risk. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS." For purposes of the Fund's investment restrictions and certain investment limitations under the 1940 Act, the Fund will look through the Investment Funds managed by the Subadvisers, if any, to their underlying securities.


POTENTIAL BENEFITS OF              An investment in the Fund enables
INVESTING IN THE FUND:             investors to invest with Investment Managers
                                   whose services generally are not available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a cross-section of Investment
                                   Managers without incurring the high minimum investment requirements that Investment
                                   Managers typically would impose on investors.


                                   In addition to benefiting from the Investment Managers' individual investment strategies, the Fund as a whole should achieve the benefits of diversification by allocating its assets among a carefully selected group of Investment Managers. The Manager expects that by investing through multiple Investment Managers, the Fund may reduce the volatility inherent in a direct investment with a single Investment Manager.

RISK FACTORS:                      The Fund's investment program is speculative
                                   and entails substantial risks. No assurance can be given that the Fund's investment objective will be achieved.

                                   The Fund's performance depends upon the
                                   performance of the Investment Managers and the Manager's ability to select Investment Managers and effectively allocate and reallocate the Fund's assets among them.

                                   The Fund's emphasis on Investment Managers that invest primarily in securities of technology-related companies present certain risks that may not exist to the same degree as in other types of investments. Technology stocks, in general, tend to be highly volatile as compared to other types of investments. In addition, since the portfolios of the Investment Managers are concentrated in securities of technology-related companies, the investment risk is greater than if the portfolios were invested in a more diversified manner among various sectors. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS."


                                   Each Investment Manager's use of leverage, short sales and derivative transactions, in certain circumstances, can result in significant losses. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS."


                                   As a non-diversified investment company, there are no percentage limitations on the portion of the Fund's assets that may be invested in the securities of any one issuer. As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.


                                   Each Investment Manager generally will charge the Fund an asset-based fee and some or all of the Investment Managers will receive performance-based allocations. The asset-based fees of the Investment Managers are expected to range from 1% to 2% and the performance-based allocations of the Investment Managers are expected to range from 15% to 20% of net profits.


                                   The performance-based allocation received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. In addition, because the performance-based allocation is calculated on a basis that includes unrealized appreciation of an Investment Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains.

                                   In addition, the Manager will charge the Fund an asset-based fee and will receive a performance-based bonus, which gives rise to similar risks. See "SUMMARY OF TERMS--Fees and Expenses" and"--Performance Bonus."

                                   An investment in the Fund entails special tax risks. See "SUMMARY OF TERMS--Summary of Taxation."


                                   Interests in the Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase interests from time to time, a Limited Partner may not be able to liquidate its interest in the Fund for up to two years. The Manager expects that generally, beginning in 2001, it will recommend to the Directors (as hereinafter defined) that the Fund offer to repurchase interests from Partners twice in each year, in June and December, and also intends to recommend the making of offers to repurchase interests effective as of April 2000 and December 2000. See "SUMMARY OF TERMS--Transfer Restrictions" and"--Repurchases of Interests by the Fund."


                                   INVESTING IN A MULTI-MANAGER FUND, SUCH AS
                                   THE FUND, INVOLVES ADDITIONAL SPECIAL RISKS,
                                   INCLUDING THE FOLLOWING:


                                   The Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to the Investment Funds. Although the Manager will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Manager has little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Manager, which may involve risks under some market conditions that are not anticipated by the Manager.

                                   An investor who met the conditions imposed by the Investment Managers, including investment minimums that may be considerably higher than $250,000, could invest directly with the Investment Managers. By investing in the Investment Funds indirectly through the Fund, the investor bears asset-based fees and performance-based allocations at the Fund level and the Investment Fund level. In addition, the investor bears a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses and administrative fees) and, indirectly, similar expenses of the Investment Funds.


                                   Each Investment Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Fund, and thus indirectly from investors, even if the Fund's overall returns are negative.

                                   Investment decisions of the Investment Funds are made by the Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.


                                   Since the Fund may make additional
                                   investments in the Investment Funds only at certain times pursuant to limitations set forth in the partnership agreements of the Investment Funds, the Fund from time to time may have to invest some of its assets temporarily in money market securities.

                                   To the extent the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could adversely affect the Fund's investment in it.

                                   Each Investment Fund is permitted to redeem its limited partnership interests in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Manager would seek to dispose of these securities in a manner that is in the best interests of the Fund.


MANAGEMENT:                        Investment advice regarding the selection of
                                   Investment Managers will be provided to the Fund by the Manager, which also is responsible for the Fund's day-to-day management. The Manager also is the Fund's
                                   General Partner.


                                   The Manager is an indirect, wholly-owned subsidiary of Paine Webber Group Inc. ("PW Group"), and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Manager and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts, and have approximately $352 billion of assets under control and $58 billion of assets under management.


                                   The Fund's General Partner, to the fullest extent permitted by applicable law, has irrevocably delegated to a group of individuals (the "Directors") its rights and powers to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. See "THE DIRECTORS."


PLACEMENT                          PaineWebber Incorporated acts as placement
AGENT:                             agent for the Fund, without special
                                   compensation from the Fund, and will bear its own costs associated with its activities as placement agent. The Manager and PaineWebber
                                   Incorporated intend to compensate PaineWebber
                                   Incorporated's or its affiliates' financial advisors and others for their ongoing servicing of clients with whom they have placed interests in the Fund. See "CONFLICTS
                                   OF INTEREST--The Manager."

CONFLICTS OF                       The investment activities of the Manager,
INTEREST:                          the Investment Managers and their affiliates
                                   for their own accounts and the other accounts they manage may give rise to conflicts of interest which may disadvantage the Fund. The
                                   Fund's operations may give rise to other conflicts of interest. See "CONFLICTS OF
                                   INTEREST."


FEES AND                           The Manager provides certain
EXPENSES:                          management and administrative services to the
                                   Fund, including, among other things,
                                   providing office space and other support services to the Fund. In consideration for such services, the Fund will pay the Manager a monthly management fee at the annual rate of 1% of the Fund's net assets, excluding assets attributable to the Manager's capital account (the "Fee"). The Fee will be paid to the Manager out of the Fund's assets, and debited against the Limited Partners' capital accounts.


                                   PFPC Inc. (the "Administrator") performs certain administration, accounting and investor services for the Fund and the Investment Funds managed by the Subadvisers. In consideration for these services, the Fund will pay the Administrator an annual fee calculated based upon the average net assets of the Fund and each Investment Fund managed by a Subadviser, if any, subject to a minimum monthly fee, and will reimburse the Administrator for certain of the Administrator's expenses.


                                   The Fund will bear all expenses incurred in the business of the Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; establishment of any Investment Funds managed by the Subadvisers; legal fees; accounting fees; costs of insurance; organizational and registration expenses; certain offering costs; and expenses of meetings of Directors and Limited Partners.

                                   The Investment Funds will bear all expenses incurred in the business of the Investment Funds, which are similar to those expenses incurred by the Fund in the business of the Fund. See "FEES AND EXPENSES."


ALLOCATION OF                      The net profits or net losses of the Fund
PROFIT AND LOSS:                   (including, without limitation, net realized
                                   gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of the Manager in its capacity as General Partner and Limited Partners (collectively, the
                                   "Partners") at the end of each fiscal period in accordance with their respective Fund percentages for such period. Each Partner's
                                   Fund percentage will be determined by
                                   dividing as of the start of a fiscal period the balance of the Partner's capital account by the sum of the balances of the capital accounts of all Partners of the Fund. See
                                   "CAPITAL ACCOUNTS AND ALLOCATIONS--Allocation of Net Profits and Net Losses."

PERFORMANCE                        The Manager will be entitled to a performance
                                   bonus (the "Performance Bonus"), charged to the capital account of each Limited Partner as of the last day of a Measurement Period, provided the Fund meets certain performance criteria for such Measurement Period. The
                                   Performance Bonus is an amount equal to 1% of the balance of the Limited Partner's capital account at the end of the Measurement Period.
                                   The Performance Bonus will be calculated separately with respect to each Limited
                                   Partner and will be made only if, at the end of Measurement Period, the net profits allocated to the Limited Partner for the Measurement Period equal or exceed the Threshold Return. The "Threshold Return" is the amount that a Limited Partner would have earned for a Measurement Period if it had received an annualized rate of return of 20% on its opening capital account balance
                                   (appropriately adjusted for contributions, distributions and withdrawals) for such period. The Threshold Return is not cumulative from year to year or Measurement
                                   Period to Measurement Period. If the Manager is entitled to a Performance Bonus with respect to a Limited Partner for a Measurement Period of less than 12 months, the Performance Bonus for that Measurement
                                   Period will be that portion of 1% of the Limited Partner's Capital Account at the end of the period which the actual rate of return
                                   (non-annualized) earned by the Limited
                                   Partner for such period bears to 20%. The
                                   Performance Bonus for a Measurement Period will be reduced by an amount necessary so that the amount of a Limited Partner's actual return for the Measurement Period (after being reduced by the applicable Performance
                                   Bonus) is at least equal to the amount of the Limited Partner's Threshold Return for such period. In no event will the Performance
                                   Bonus for a Measurement Period exceed 1% of the balance of the Limited Partner's capital account at the end of such period.

                                   A "Measurement Period" as to each Limited
                                   Partner is a period commencing on the
                                   admission of the Limited Partner to the
                                   Fund, and thereafter each period commencing on the day immediately following the last day of the preceding Measurement Period and ending as of the close of business on the first to occur of (1) the last day of the fiscal year, (2) the day as of which the Fund repurchases all or a portion of the Limited Partner's Interest, and (3) certain other enumerated dates. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Performance Bonus."

SUBSCRIPTION FOR                   Both initial and additional subscriptions
INTERESTS:                         for interests by eligible investors may be
                                   accepted at such times as the Manager may determine, subject to the receipt of cleared funds on or before the acceptance date set by the Manager. After the initial closing, initial subscriptions and additional capital contributions will generally be accepted monthly. The Fund reserves the right to reject any subscription for interests in the Fund. Generally, the minimum initial investment in the Fund is $250,000. For employees or directors of the Manager and its affiliates, and members of their immediate families, and, in the sole discretion of the Manager, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum initial investment is $25,000. The
                                   Fund may vary the investment minimums from time to time. The Fund, in its discretion, may suspend subscriptions for interests at any time.

INITIAL CLOSING                    The initial closing date for subscriptions
DATE:                              of interests in the Fund is March 29, 1999.
                                   The Manager, in its sole discretion, may accelerate the closing date or may postpone it for up to 60 days.


TRANSFER                           Limited Partner interests in the Fund may be
RESTRICTIONS:                      transferred only by (i) operation of law
                                   pursuant to the death, bankruptcy, insolvency or dissolution of a Limited Partner or (ii) with the written consent of the Manager, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances, in connection with a transfer to an entity that does not result in a change of beneficial ownership. The foregoing permitted transferees will not be allowed to become substituted Limited Partners without the consent of the Manager, which may be withheld in its sole and absolute discretion.
                                   See "REDEMPTIONS, REPURCHASES OF INTERESTS
                                   AND TRANSFERS--Transfers of Interests."

REPURCHASES OF                     No Limited Partner will have the right to
INTERESTS BY THE                   require the Fund to redeem the Limited
FUND:                              Partner's interest in the Fund. The Fund from
                                   time to time may offer to repurchase
                                   interests pursuant to written tenders by Partners. These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. In determining whether the Fund should repurchase interests or portions thereof from Partners pursuant to written tenders, the Directors will consider the recommendation of the Manager. The Manager expects that generally, beginning in 2001, it will recommend to the Directors that the Fund offer to repurchase interests from Partners twice each year, in June and December, and intends to recommend the making of an offer to repurchase interests effective as of April
                                   2000 and December 2000. The Directors also will consider the following factors, among others, in making such determination: (i) whether any Limited Partners have requested to tender interests or portions thereof to the Fund; (ii) the liquidity of the Fund's assets; (iii) the investment plans and working capital requirements of the Fund;
                                   (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing interests or portions thereof; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of interests or portions thereof.
                                   In addition, the Fund may repurchase an
                                   interest in the Fund or portion thereof of a Partner or any person acquiring an interest or portion thereof from or through a Partner if, among other reasons, the Manager determines that it would be in the best interests of the Fund for the Fund to repurchase such an interest or portion thereof. See "REDEMPTIONS, REPURCHASES OF
                                   INTERESTS AND TRANSFERS--No Right of
                                   Redemption" and "--Repurchases of Interests."

                                   The Partnership Agreement provides that the Fund shall be dissolved if the interest of any Limited Partner that has submitted a written request, in accordance with the terms of the Partnership Agreement, to tender its entire interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

SUMMARY OF                         Counsel to the Fund has rendered an opinion
TAXATION:                          that the Fund will be treated as a
                                   partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Fund has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation.
                                   Accordingly, the Fund should not be subject to Federal income tax, and each Limited
                                   Partner will be required to report on its own annual tax return its distributive share of the Fund's taxable income or loss.

                                   If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.

                                   For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers. An Investment Manager's delay in providing this information will delay the Fund's preparation of tax information to investors, which is likely to cause investors to seek extensions on the time to file their tax returns.

ERISA PLANS AND                    Investors subject to the Employee Retirement
OTHER TAX-EXEMPT                   Income Security Act of 1974, as amended
ENTITIES:                          ("ERISA"), and other tax-exempt entities
                                   (each a "tax-exempt" entity) may purchase interests in the Fund. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal
                                   Revenue Code of 1986, as amended (the
                                   "Code"). The Investment Managers may use leverage in connection with their trading activities. Therefore, a tax-exempt Limited
                                   Partner may incur income tax liability with respect to its share of the net profits from such leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income" ("UBTI"). The Fund will provide to tax-exempt Limited Partners such accounting information as such Partners require to report their UBTI for income tax purposes.

                                   Investment in the Fund by tax-exempt entities requires special consideration. Trustees or administrators of such entities are urged to review carefully the matters discussed in this Memorandum.

TERM: The Fund's term is perpetual unless it is otherwise dissolved under the terms of the Partnership Agreement. See "ADDITIONAL INFORMATION AND SUMMARY OF LIMITED PARTNERSHIP AGREEMENT--Term, Dissolution and Liquidation."

REPORTS TO                         The Fund will furnish to Partners as soon as
PARTNERS:                          practicable after the end of each taxable
                                   year such information as is necessary for Partners to complete Federal and state income tax or information returns, along with, any other tax information required by law. See
                                   "ADDITIONAL RISK FACTORS--Special Risks of
                                   Multi-Manager Structure." The Fund also will send to Partners a semi-annual and an audited annual report generally within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Manager regarding the Fund's operations during each quarter also will be sent to Partners.

THE FUND

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was formed as a limited partnership under the laws of Delaware on December 28, 1998, and has no operating history. The Fund's principal office is located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 486-2608. Investment advisory services are provided to the Fund by the Manager, which also is the Fund's General Partner.


STRUCTURE


The Fund is a specialized investment vehicle that combines many of the features of a private investment partnership with those of a closed-end investment company. Private investment partnerships are unregistered, commingled asset pools that may be leveraged, managed aggressively and offered in large minimum denominations, often over $1 million, through private placements to a limited number of high net worth individual and institutional investors. The general partners of these partnerships typically are compensated through asset-based fees and performance-based bonuses or allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment partnerships, subject to relatively modest minimum investment requirements (often less than $2,000), and publicly offered to a broad range of investors. The advisers to these companies typically are compensated through asset-based, but not performance-based, fees.

The Fund is similar to private investment partnerships in that its investment portfolio may be actively managed and Fund interests will be sold in comparatively large minimum denominations in private placements solely to high net worth individual and institutional investors, whose capital accounts will be subject to both asset-based fees and performance-based bonuses.



INVESTMENT PROGRAM

The Fund's investment objective is to maximize capital appreciation over the long term.


The Fund is a multi-manager fund that seeks to achieve its objective by deploying its assets primarily among a select group of specialized portfolio managers who invest primarily in, or who have particular knowledge within, the technology sector, including computer software and service companies, semiconductor manufacturers, computer hardware and peripherals companies, communications and telecommunications companies, networking equipment and service companies, internet-related companies, consumer electronics companies, electronic components and instruments manufacturers, biomedical, pharmaceutical, medical device and healthcare service companies, and other companies that may use technology for strategic purposes.

The Manager's research staff assists in the selection of Investment Managers using its database of asset managers to narrow the universe of potential candidates.

The Manager will select Investment Managers on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; the presence of risk management discipline; on-site interviews of the management team; the quality and stability of the Investment Manager's organization, including internal and external professional staff; and whether the Investment Manager has a substantial personal investment in the investment program.

As part of its diligence process, the Manager conducts a comprehensive review of the Investment Manager, its investment process and organization, and conducts interviews with references and industry sources to complete its determination. Once an asset manager is selected as an Investment Manager, the Manager will continue its oversight of the Investment Manager. See "APPENDIX B--Description of the Investment Funds and Certain Performance Information."

Investment Managers generally conduct their investment programs through the Investment Funds. The Fund currently intends to invest its assets primarily in the Investment Funds. The Fund also may invest its assets directly pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner and the Fund is the sole limited partner. The Manager will allocate no more than 40% of the Fund's assets to any Investment Fund that is advised by a Subadviser and will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities. However, to permit it to invest more of its assets in desirable Investment Funds, the Fund may purchase without limitation non-voting securities of Investment Funds that are not advised by a Subadviser or, as to these Investment Funds, contractually forego its right to vote on any matter that requires the approval of the limited partners. The Fund may invest a majority of its assets in non-voting securities of the Investment Funds. See "ADDITIONAL RISK FACTORS--Special Risks of Multi-Manager Structure."

The Manager anticipates that it initially will invest approximately 80% of the Fund's assets in the Investment Funds set forth in Appendix B. A brief description of the investment strategies of these Investment Funds, and their performance, is set forth in Appendix B. However, no assurance can be given that the Manager will allocate the Fund's assets to all of these Investment Funds.


The Manager will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Manager may reallocate the Fund's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act.


Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used. The Investment Managers selected by the Manager may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, and fixed income and other debt-related instruments. Each Investment Manager may sell securities short. Investment Managers will not be limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

Each Investment Manager may use various investment techniques for hedging and non-hedging purposes. For example, each Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations. The use of these techniques will be an integral part of their investment programs, and involves certain risks to the Fund. Each Investment Manager may use leverage, which also entails risk. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Leverage," "--Short Sales" and"--Special Investment Instruments and Techniques."


Each Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed income securities and money market instruments, or may hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds, and thereafter, from time to time, the Fund also may invest in these instruments. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Money Market Instruments."

Additional information about the types of investments that are expected to be made by the Investment Managers, their investment practices and related risk factors is provided below. Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of the Limited Partners. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Investment Restrictions."

THE FUND'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE FUND'S OR THE INVESTMENT FUNDS' INVESTMENT OBJECTIVES WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, EACH INVESTMENT MANAGER'S CONCENTRATION IN THE TECHNOLOGY SECTOR, AS WELL AS ITS USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS, AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS COULD LOSE SOME OR ALL OF THEIR INVESTMENT.


TYPES OF INVESTMENTS AND RELATED RISK FACTORS

GENERAL


All securities investments risk the loss of capital. The value of the Fund's total net assets should be expected to fluctuate and, as described below, given the Fund's emphasis on the technology sector, may be especially volatile. To the extent that the Fund's portfolio (which, for this purpose, means the aggregate securities positions held by the Investment Managers) is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision is increased. An Investment Manager's use of leverage is likely to cause the Fund's net assets to appreciate or depreciate at a greater rate than if leverage were not used.

For purposes of the Fund's investment restrictions and certain investment limitations under the 1940 Act, the Fund will look through the Investment Funds managed by the Subadvisers, if any, to their underlying securities.


TECHNOLOGY SECTOR

The Fund's emphasis on Investment Managers that invest primarily in securities of technology-related companies presents certain risks that may not exist to the same degree as in other types of investments. Technology stocks, in general, tend to be highly volatile as compared to other types of investments. Since the portfolios of the Investment Managers are concentrated in securities of technology-related companies, the investment risk is greater than if the portfolios were invested in a more diversified manner among various sectors.

While each Investment Manager will invest in the securities of entities in several different industries considered to be technology related, many of those entities share common characteristics which may affect the Investment Manager's investment. For example, industries throughout the technology field include many smaller and less seasoned companies. These types of companies may present greater opportunities for capital appreciation, but also may involve greater risks. Such companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. In addition, the securities of smaller companies may be subject to more volatile market movements than the securities of larger, more established companies. The companies in which each Investment Manager invests also are strongly affected by worldwide scientific or technological developments, and their products and services may not be economically successful or may quickly become outdated. Certain of such companies also offer products or services that are subject to governmental regulation and may, therefore, be affected adversely by governmental policies.

Each Investment Manager may purchase securities of companies which have no earnings or have experienced losses. The Investment Manager generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perceptions about the company change, the company's stock price may decline sharply and its securities may become less liquid.

EQUITY SECURITIES

Each Investment Manager's investment portfolio may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Each Investment Manager also may invest in depositary receipts relating to foreign securities. See "Foreign Securities" below. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Each Investment Manager may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Each Investment Manager may purchase securities in all available securities trading markets.

FIXED-INCOME SECURITIES

Each Investment Manager may invest in fixed-income securities. The Investment Managers will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).


Each Investment Manager may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality. Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.


FOREIGN SECURITIES

Although each Investment Manager is expected to invest principally in equity securities of publicly traded U.S. companies, the Investment Manager may invest in equity and fixed-income securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which the Investment Manager may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

FOREIGN CURRENCY TRANSACTIONS

Each Investment Manager may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security the Investment Manager has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Manager already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated.

Foreign currency transactions may involve, for example, the Investment Manager's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Manager agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Manager contracted to receive in the exchange. The Investment Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.


MONEY MARKET INSTRUMENTS

Each Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

NON-DIVERSIFIED STATUS

The classification of the Fund as a "non-diversified" investment company means that the percentage of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which will be within the same industry, the Fund's portfolio securities may be more sensitive to changes in the market value of a single issuer and to events affecting a particular industry or market segment.

LEVERAGE

Some or all of the Investment Managers may borrow money from brokers and banks for investment purposes. Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves certain risks.

Although leverage will increase investment return if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment return if the Fund fails to earn as much on such investments as it pays for the use of such funds. Using leverage, therefore, will magnify the volatility of the value of the Fund's investment portfolio. If the Investment Manager's equity or debt instruments decline in value, the Investment Manager could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in an Investment Fund's assets, whether resulting from changes in market value or from redemptions, the Investment Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Manager also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act limits the amount an investment company can borrow by imposing an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of an investment company's total indebtedness may not exceed one-third the value of its total assets, including such indebtedness, measured at the time the investment company incurs the indebtedness. These limits do not apply to the Investment Funds that are not managed by Subadvisers and, therefore, the Fund's portfolio may be highly leveraged and the volatility of the price of its Interests may be great.

To obtain "leveraged" market exposure in certain investments and to increase overall return, an Investment Manager may purchase options and other instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments nevertheless may involve significant economic leverage and therefore, in some cases, may involve significant risks of loss.

PURCHASING INITIAL PUBLIC OFFERINGS

Each Investment Manager may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Fund's interests. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

SHORT SALES

Some or all of the Investment Managers may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Manager believes possess volatility characteristics similar to those being hedged. In addition, Investment Managers may use short sales for non-hedging purposes to profit from anticipated declines in prices of securities which in the view of the Investment Managers are overvalued or are likely to be adversely affected by particular trends or events relating to the issuer of those securities, the sector in which the issuer is engaged or the general markets or economy. Technological advances often create winners and losers, which presents Investment Managers with the opportunity to profit on both the long and short side of the technology sector. To effect a short sale, an Investment Manager will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer. The Investment Manager then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Manager, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on the Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover the short position will be available for purchase.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Investment Manager's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the Fund's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

Each Investment Manager may use a variety of special investment techniques to hedge its investment portfolio against various risks or other factors that generally affect the values of securities and for non-hedging purposes. These techniques may involve the use of derivative transactions. The techniques the Investment Managers may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Investment Managers may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

DERIVATIVES. Some or all of the Investment Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit an Investment Manager to increase or decrease the level of risk, or change the character of the risk, to which its investment portfolio is exposed in much the same way as the Investment Manager can increase or decrease the level of risk, or change the character of the risk, of its investment portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

If an Investment Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if the Investment Manager's Derivatives were poorly correlated with its other investments, or if the Investment Manager were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

OPTIONS AND FUTURES. The Investment Managers may invest in options and futures contracts. The Investment Managers also may invest in so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Manager also may include options on baskets of specific securities.

The Investment Managers may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options. A covered call option, which is a call option with respect to which an Investment Manager owns the underlying security, that is sold by the Investment Manager exposes the Investment Manager during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which an Investment Manager has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Investment Manager exposes the Investment Manager during the term of the option to a decline in price of the underlying security while depriving the Investment Manager of the opportunity to invest the segregated assets.

An Investment Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Investment Manager will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Investment Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Investment Manager's position by selling the option previously purchased, although the Investment Manager would be entitled to exercise the option should it deem it advantageous to do so.

Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission ("CFTC") which limit investment in certain Derivatives. Some or all of the Investment Managers may invest in futures contracts and currency futures contracts, and options with respect thereto for hedging purposes without limit. However, to comply with CFTC rules, the Subadvisers may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If applicable CFTC rules change, these percentages may change or different conditions may be applied to the Fund's use of certain Derivatives.

The Investment Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits an Investment Manager might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by an Investment Manager also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Pursuant to regulations and/or published positions of the SEC, a Subadviser may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Subadviser's ability otherwise to invest those assets.

Some or all of the Investment Managers may purchase and sell stock index futures contracts. A stock index future obligates an Investment Manager to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Some or all of the Investment Managers may purchase and sell interest rate futures contracts. An interest rate future obligates an Investment Manager to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Investment Managers may purchase and sell currency futures. A currency future obligates an Investment Manager to purchase or sell an amount of a specific currency at a future date at a specific price.

CALL AND PUT OPTIONS ON SECURITIES INDEXES. Some or all of the Investment Managers may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 100 Index, Nasdaq High Technology Index, Pacific Stock Exchange High Technology Index, Morgan Stanley High Tech Index, Philadelphia Semiconductor Index or AMEX Internet Stock Index, listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Investment Manager of options on stock indexes will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

WARRANTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

SWAP AGREEMENTS. Some or all of the Investment Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of the Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Investment Manager had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Investment Manager would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an investment adviser in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. Until the Federal income tax treatment of derivatives on hedge funds is clarified, the Fund will not invest in such derivatives.

LENDING PORTFOLIO SECURITIES

Some or all of the Investment Managers may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Manager continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Investment Manager an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Subadviser may not exceed 33-1/3% of the value of the Fund's total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which the Investment Manager has engaged in a portfolio loan transaction breaches its agreement with the Investment Manager.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

To reduce the risk of changes in interest rates and securities prices, some or all of the Investment Managers may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchase are fixed when an Investment Manager enters into the commitment, but the Investment Manager does not make payment until it receives delivery from the counterparty. The Investment Manager will commit to purchase such securities only with the intention of actually acquiring the securities, but the Investment Manager may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an Investment Manager is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Investment Manager on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

Although each Investment Manager will invest primarily in publicly traded securities, the Fund and each Investment Manager may invest without limitation in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

Where registration is required to sell a security, an Investment Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Investment Manager might obtain a less favorable price than the prevailing price when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Directors. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

In addition, the Fund's interests in unregistered Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Fund may not:


      o Issue senior securities, except that, to the extent permitted by the 1940 Act, (a) the Subadvisers, if any are engaged, may borrow money to finance portfolio transactions and engage in other transactions involving the issuance by the Fund of "senior securities" representing indebtedness, and (b) the Fund may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, the Fund's interests.


      o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

      o Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act.


      o Purchase, hold or deal in real estate, except that the Subadvisers may invest in real estate and securities that are secured by real estate, or securities issued by companies that invest or deal in real estate or real estate investment trusts.

      o Invest in commodities or commodity contracts, except that the Subadvisers may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

      o Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government Securities may be purchased without limitation. For purposes of this Investment Restriction, the Investment Funds are not considered part of an industry.


Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such company, whichever is less.

With respect to these investment restrictions, and other policies described in this Memorandum, the Fund will not look through the Investment Funds not managed by Subadvisers to their underlying securities. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding voting securities.


ADDITIONAL RISK FACTORS

ASSET-BASED FEES AND PERFORMANCE-BASED ALLOCATIONS


Each Investment Manager generally will charge the Fund an asset-based fee and some or all of the Investment Managers will receive performance-based allocations. The asset-based fees of the Investment Managers are expected to range from 1% to 2% and the performance-based allocations of the Investment Managers are expected to range from 15% to 20% of net profits.


The performance-based allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. In addition, because the performance-based allocation is calculated on a basis that includes realized and unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains.

In addition, the Manager will charge the Fund an asset-based fee and will receive a performance-based bonus, which gives rise to similar risks. See "FEES AND EXPENSES" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Performance Bonus."

TAX RISKS

Counsel to the Fund has rendered an opinion that the Fund will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Fund has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as corporation. If it were determined that the Fund should be treated as an association or publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends. See "TAX ASPECTS--Tax Treatment of Fund Operations-- Classification of the Fund."

LIQUIDITY RISKS

Fund interests will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Limited Partner interests from time to time, a Limited Partner may not be able to liquidate its interest in the Fund for up to two years. The Manager expects that generally, beginning in 2001, it will recommend to the Directors that the Fund offer to repurchase interests from Partners twice each year, in June and December, and also intends to recommend the making of offers to repurchase interests effective as of April 2000 and December 2000. See "REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS."

DISTRIBUTIONS TO LIMITED PARTNERS AND PAYMENT OF TAX LIABILITY

The Fund does not intend to make periodic distributions of its net income or gains, if any, to Limited Partners. Whether or not distributions are made, Limited Partners will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and will have to pay such applicable taxes from sources other than Fund distributions. The amount and times of any distributions will be determined in the sole discretion of the Directors.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE


The Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to the Investment Funds. Although the Manager will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Manager has little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Manager, which may involve risks under some market conditions that are not anticipated by the Manager.

An investor who met the conditions imposed by the Investment Managers could invest directly with the Investment Managers. These conditions include investment minimums that may be considerably higher than $250,000. By investing in investment vehicles indirectly through the Fund, the investor bears asset-based fees and performance-based allocations at the Fund level and the Investment Fund level. In addition, the investor bears a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses and administrative fees) and, indirectly, similar expenses of the Investment Funds.


Each Investment Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Fund, and thus indirectly from investors, even if the Fund's returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers entirely independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.


To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could adversely affect the Fund's investment in it.

Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the partnership agreements of the Investment Funds, the Fund from time to time may have to invest some of its assets temporarily in money market securities.

Each Investment Fund is permitted to redeem its limited partnership interests in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Manager would seek to dispose of these securities in a manner that is in the best interests of the Fund.


For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers. An Investment Manager's delay in providing this information will delay the Fund's preparation of tax information to investors, which is likely to cause investors to seek extensions on the time to file their tax returns.


A noncorporate investor's share of the Fund's investment expenses (including the asset-based fees and performance-based bonuses or allocations at the Fund and Investment Fund levels) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate investor's alternative minimum tax liability.

The Fund has agreed to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Fund's interests.



PERFORMANCE INFORMATION


Appendix B contains performance information for the Investment Funds.


THE DIRECTORS

The business affairs of the Fund are managed under the general supervision of the Directors. The Fund's General Partner, to the fullest extent permitted by applicable law, has irrevocably delegated to the Directors its rights and powers to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Directors exercise the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of a registered investment company organized as a corporation. The General Partner retains only those rights, powers and duties that may not be delegated under Delaware law. The General Partner will remain as the general partner of the Fund and will continue to be liable as such.

The Directors are not general partners or limited partners of the Fund and, accordingly, have no liability as such. The Directors will not contribute to the capital of the Fund and will not hold partnership interests in the Fund. A majority of the Directors are not "interested persons" (as defined in the 1940
Act) of the Fund (collectively, the "Independent Directors") and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Directors and brief biographical information regarding each Director is set forth below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.



Name, Address and Age                       Principal Occupation(s) During
                                            Past Five Years


*E. Garrett Bewkes, Jr.                    Mr. Bewkes is a director of, and
c/o PaineWebber Incorporated               prior to December 1995 was a
1285 Avenue of the Americas                consultant to, PW Group.  Prior
New York, New York 10019                   to 1988, he was Chairman of the
Age 72                                     Board, President and Chief
                                           Executive Officer of American
                                           Bakeries Company.  Mr. Bewkes is
                                           a director of Interstate
                                           Bakeries Corporation. Mr. Bewkes also
                                           is a director or trustee of 35 other
                                           investment companies for which
                                           PaineWebber Incorporated or its
                                           affiliates serves as investment
                                           adviser.

Meyer Feldberg                             Mr. Feldberg is Dean and
c/o Columbia University                    Professor of Management of the
101 Uris Hall                              Graduate School of Business,
New York, New York 10027                   Columbia University.  Prior to
Age 56                                     1989, he was President of the
                                           Illinois Institute of
                                           Technology.  Dean Feldberg is a
                                           director of Primedia Inc.,
                                           Federated Department Stores Inc.
                                           and Revlon, Inc.  Dean Feldberg
                                           also is a director or trustee of
                                           34 other investment companies for
                                           which PaineWebber Incorporated or its
                                           affiliates serves as investment
                                           adviser.

George W. Gowen                            Mr Gowen is a partner in the law firm
666 Third Avenue                           of Dunnington, Bartholow & Miller.
New York, New York 10017                   Prior to May 1994, he was a partner
Age 68                                     in the law firm of Fryer, Ross &
                                           Gowen.  Mr. Gowen is a director of
                                           Columbia Real Estate Investments,
                                           Inc.  Mr. Gowen also is a director
                                           or trustee of 33 other investment
                                           companies for which PaineWebber
                                           Incorporated or its affiliates serves
                                           as investment adviser.

Each of the Directors was appointed to serve in such position by the General Partner and, on January 20, 1999, such appointment was approved and ratified by the General Partner and Norman E. Sienko, Jr., in his capacity as the Fund's organizational limited partner, who were the sole holders of partnership interests in the Fund on such date.


A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Partners. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Partners. The Directors may call a meeting of Partners to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the Partners cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the General Partner may manage and control the Fund, but must convene a meeting of Partners within 60 days for the purpose of either electing new Directors or dissolving the Fund.


The Independent Directors are each paid an annual retainer of $5,000 and per meeting fees of $500, or $250 in the case of telephonic meetings, by the Fund. The other Directors receive no annual or other fees from the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. It is estimated that the aggregate annual compensation paid by the Fund to each Independent Director will be $7,000 during the coming year, and that, together with compensation paid to them by other registered investment companies advised by affiliates of the Manager, Messrs. Feldberg and Gowen will receive aggregate annual compensation from all such companies of approximately $140,000 and $124,000, respectively, for such year. The Directors do not receive any pension or retirement benefits from the Fund.


THE MANAGER


The Manager is the Fund's General Partner. The Manager will initially allocate the Fund's assets and, thereafter, will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Manager may reallocate the Fund's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act. The Manager will perform its duties subject to any policies established by the Directors. The Manager, which was formed as a Delaware limited liability company on June 25, 1996, is an indirect, wholly-owned subsidiary of PW Group and is registered as an investment adviser under the Advisers Act. The Manager and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts, and have approximately $352 billion of assets under control and $58 billion of assets under management. PaineWebber Incorporated, a wholly-owned subsidiary of PW Group, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange, Inc. and other principal securities exchanges.

The offices of the Manager are located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 486-2608. As of January 20, 1999, the Manager owned 99% of the outstanding interests in the Fund (thereby controlling the Fund) and was the only person known by the Fund to own of record or beneficially 5% or more of the outstanding interests in the Fund. The Manager or its designee maintains the Fund's accounts, books and other documents required to be maintained under the 1940 Act at 1285 Avenue of the Americas, New York, New York 10019 or such other location as may be designated by the Fund.


Investment decisions for the Fund are made by a team of the Manager's portfolio managers, and no person is primarily responsible for making recommendations to the team.


The authority of the Manager to serve or act as investment adviser, and be responsible for the day-to-day management, of the Fund (collectively, "Advice and Management"), and the performance bonus arrangement between the Fund and the Manager, as the foregoing are set forth in the Partnership Agreement, was initially approved by the Directors, including each Independent Director, and by vote of Partners holding interests in the Fund on January 20, 1999. The authority of the Manager to provide Advice and Management will terminate under the following circumstances:


         (1)      if revoked by (A) vote of a majority (as defined in the 1940
                  Act) of the outstanding voting securities of the Fund or (B) the Directors, in either case with 60 days' prior written notice to the Manager;

         (2) at the election of the Manager, with 60 days' prior written notice to the Directors;


         (3) if, after January 20, 2000, any period of 12 consecutive months shall conclude without the approval of the continuation of such authority by (A) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund or (B) the Directors and, in either case, approved by a majority of the Independent Directors by vote cast at a meeting called for such purpose;


         (4) to the extent required by the 1940 Act, upon the occurrence of any event in connection with the Manager, its provision of Advice and Management, the Partnership Agreement or otherwise constituting an "assignment" within the meaning of the 1940 Act; or

         (5)      if the Manager is no longer a General Partner of the Fund.

The Manager also may withdraw, or be removed by the Fund, as a General Partner. If the Manager gives notice to the Fund of its intention to withdraw, it will be required to remain as a General Partner for one year, or until such earlier date as a successor Manager is approved by the Fund, if, in the opinion of counsel to the Fund, earlier withdrawal is likely to cause the Fund to lose its partnership tax classification or as otherwise required by the 1940 Act. At the request of the Fund, the Manager will remain as a General Partner of the Fund for a period of six months if the Fund has terminated the authority of the Manager to provide Advice and Management, unless a successor General Partner to the Manager is earlier approved by the Fund.


VOTING

Each Partner will have the right to cast a number of votes based on the value of such Partner's respective capital account at any meeting of Partners called by the Directors or Partners holding at least a majority of the total number of votes eligible to be cast by all Partners. Limited Partners will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Directors, approval of the authority of the Manager to provide Advice and Management to the Fund and approval of the Fund's auditors. Except for the exercise of their voting privileges, Limited Partners will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.


CONFLICTS OF INTEREST

THE MANAGER


The Manager and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "PWFA Clients"). The Fund has no interest in these activities. In addition, the Manager, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment partnerships, private investment companies or other investment vehicles in which the Fund will have no interest.

The Manager or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular PWFA Client or for itself or its officers, directors, partners, members or employees, but not for the Fund. Situations may arise in which the Manager, its affiliates or PWFA Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Manager, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if among other reasons, the investment activities limit the Fund's ability to invest in an investment vehicle.


The officers or employees of the Manager will be engaged in substantial activities other than on behalf of the Manager and may have conflicts of interest in allocating their time and activity between the Manager and PWFA Clients. The Manager and its officers and employees will devote so much of their time to the affairs of the Manager as in their judgment is necessary and appropriate.

PaineWebber Incorporated acts as the placement agent for the Fund, without special compensation from the Fund, and will bear its own costs associated with its activities as placement agent. The Manager and PaineWebber Incorporated intend to compensate PaineWebber Incorporated's or its affiliates' account executives, as well as third-party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed interests in the Fund and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients' assets in the Fund. See "FEES AND EXPENSES" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Performance Bonus."


PaineWebber Incorporated or its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds. (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the "Investment Manager Accounts.")

The Manager, its affiliates or PWFA Clients may have an interest in an account managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different than an interest in the Fund. In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Manager and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.


PERTAINING TO SUBADVISERS

To the extent Subadvisers are engaged to manage the Fund's assets, the following potential conflicts of interest may be relevant:

PARTICIPATION IN INVESTMENT OPPORTUNITIES. Each Subadviser expects to employ an investment program for its Investment Fund that is substantially similar to the investment program employed by the Subadviser for its Investment Manager Accounts. Accordingly, as a general matter, the Subadviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the Subadviser for its Investment Manager Accounts. There may be, however, circumstances under which a Subadviser will cause its Investment Manager Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Subadviser will commit the Fund's assets. There also may be circumstances under which a Subadviser will consider participation by its Investment Manager Accounts in investment opportunities in which the Subadviser does not intend to invest on behalf of the Fund, or vice versa.

Each Subadviser will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for its respective Investment Fund or Investment Manager Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Investment Fund and relevant Investment Manager Accounts in the context of any particular investment opportunity, the investment activities of the Investment Fund and Investment Manager Accounts may differ considerably from time to time. In addition, the fees and expenses of the Investment Fund will differ from those of the Investment Manager Accounts and the Fund. Accordingly, prospective Limited Partners should note that the future performance of the Subadviser and the Investment Manager Accounts will vary.

When a Subadviser determines that it would be appropriate for its respective Investment Fund and one or more of its Investment Manager Accounts to participate in an investment opportunity at the same time, they will attempt to aggregate, place and allocate orders on a basis that the Subadviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that each Investment Fund participate, or participate to the same extent as the Investment Manager Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Subadviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Subadvisers for the Investment Manager Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Investment Funds and the Investment Manager Accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Investment Funds and the Investment Manager Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, each Subadviser may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with its Investment Fund or Investment Manager Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "CONFLICTS OF INTEREST--Other Matters."

Each Investment Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Investment Manager that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS. Except in accordance with applicable law, no Subadviser is permitted to buy securities or other property from, or sell securities or other property to, its respective Investment Fund. However, the Investment Fund may effect certain principal transactions in securities with one or more Investment Manager Accounts, except for accounts in which the Subadviser or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from the Subadviser's appointment as an investment adviser to the account. Such transactions would be made in circumstances where the Subadviser has determined it would be appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.


BROKERAGE

Each Investment Manager is directly responsible for the execution of its portfolio investment transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

To the extent Subadvisers are engaged to manage the Fund's assets, the following paragraphs will be relevant:

In executing transactions on behalf of its Investment Fund, each Subadviser will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Subadviser with unaffiliated brokers, the firm's risk in positioning a block of securities. Although each Subadviser generally will seek reasonably competitive commission rates, a Subadviser will not necessarily pay the lowest commission available on each transaction. The Subadvisers will have no obligation to deal with any broker or group or brokers in executing transactions in portfolio securities.

Following the principle of seeking best price and execution, a Subadviser may place brokerage business with brokers that provide the Subadviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Subadviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Subadviser or its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Subadviser in connection with the Fund. Conversely, the information provided to the Subadviser by brokers and dealers through which other clients of the Subadviser and its affiliates effect securities transactions may be useful to the Subadviser in providing services to the Fund.




Each Investment Manager may execute portfolio brokerage transactions through its affiliates and affiliates of the Manager, in each case subject to compliance with the 1940 Act.


FEES AND EXPENSES

The Manager provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund will pay the Manager a monthly management fee at the annual rate of 1% of the Fund's net assets, excluding assets attributable to the Manager's capital account (the "Fee"). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of interests. The Fee will be computed based on the net assets of the Fund as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on such date, and will be due and payable in arrears within five business days after the end of such month. The Fee will be charged in each fiscal period to the capital accounts of all Limited Partners in proportion to their capital accounts at the beginning of such fiscal period.


The Administrator performs certain administration, accounting and investor services for the Fund and the Investment Funds managed by the Subadvisers, if any. In consideration for these services, the Fund will pay the Administrator an annual fee based on: (i) the average net assets of the Fund, subject to a minimum monthly fee, and (ii) the average net assets of each Investment Fund managed by a Subadviser, if any, subject to a minimum monthly fee, and will reimburse the Administrator for out-of-pocket expenses.


In addition, the capital accounts of Limited Partners may be subject to the Performance Bonus depending upon the investment performance of the Fund. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Performance Bonus."

The Fund will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Manager. Expenses to be borne by the Fund include, but are not limited to, the following:

      o all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

      o all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;


      o all costs and expenses associated with the organization of Investment Funds managed by Subadvisers, if any, and with the selection of Investment Managers, including due diligence and travel-related expenses;


      o the costs and expenses of holding any meetings of any Partners that are regularly scheduled, permitted or required to be held under the terms of the Partnership Agreement, the 1940 Act or other applicable law;

      o fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

      o the fees of custodians and other persons providing administrative services to the Fund;

      o the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the General Partner or the Directors;

      o all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Limited Partners;

      o all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio;

      o all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund; and

      o such other types of expenses as may be approved from time to time by the Directors other than those required to be borne by the Manager.

The Manager will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund.


The Fund's organizational and offering expenses are estimated at $250,000. The Fund also will bear certain on-going offering costs associated with any periodic offers of Fund interests. Offering costs cannot be deducted by the Fund or the Partners.


The Investment Funds will bear all expenses incurred in the business of the Investment Funds, which are similar to those expenses incurred by the Fund in the business of the Fund. The Investment Managers generally will charge an asset-based fee to and receive performance-based allocations from the Investment Funds, which effectively will reduce total distributions from the Investment Funds to the Fund.

CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

The Fund will maintain a separate capital account for each Partner, which will have an opening balance equal to such Partner's initial contribution to the capital of the Fund. Each Partner's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such Partner to the capital of the Fund, plus any amounts credited to such Partner's capital account as described below. Similarly, each Partner's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the interest, or portion thereof, of such Partner, plus the amount of any distributions to such Partner which are not reinvested, plus any amounts debited against such Partner's capital account as described below. To the extent that any debit would reduce the balance of the capital account of any Limited Partner below zero, that portion of any such debit will instead be allocated to the capital account of the Manager; any subsequent credits that would otherwise be allocable to the capital account of any such Limited Partner will instead be allocated to the capital account of the Manager in such amounts as are necessary to offset all previous debits attributable to such Limited Partner.


Capital accounts of Partners are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on (1) the last day of the fiscal year of the Fund, (2) the day preceding the date as of which a contribution to the capital of the Fund is made, (3) the last day of a Measurement Period for any Partner, or (4) the day as of which any amount is credited to or debited from the capital account of any Partner other than an amount to be credited to or debited from the capital accounts of all Partners in accordance with their respective Fund percentages. A Fund percentage will be determined for each Partner as of the start of each fiscal period by dividing the balance of such Partner's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all Partners as of such date.


ALLOCATION OF NET PROFITS AND NET LOSSES


Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Partners as of the last day of each fiscal period in accordance with Partners' respective partnership percentages for such fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of interests or portions thereof, and adjusted to exclude the amount of any "key man" insurance premiums or proceeds to be allocated among the capital accounts of the Partners and any items to be allocated among the capital accounts of the Partners other than in accordance with the Partners' respective partnership percentages.


Allocations for Federal income tax purposes generally will be made among the Partners so as to reflect equitably amounts credited or debited to each Partner's capital account for the current and prior fiscal years.

PERFORMANCE BONUS


The Manager will be entitled to a performance bonus (the "Performance Bonus"), charged to the capital account of each Limited Partner as of the last day of a Measurement Period, as long as the Manager provided Advice and Management to the Fund on the first day of the Measurement Period. The Performance Bonus is an amount equal to 1% of the balance of the Limited Partner's capital account at the end of the Measurement Period. The Performance Bonus will be calculated separately with respect to each Limited Partner and will be made only if, at the end of a Measurement Period, the net profits allocated to the Limited Partner for the Measurement Period exceed the Threshold Return. The "Threshold Return" is the amount that a Limited Partner would have earned for a Measurement Period if it had received an annualized rate of return of 20% on its opening capital account balance (appropriately adjusted for contributions, distributions and withdrawals) for such period. The Threshold Return is not cumulative from year to year or Measurement Period to Measurement Period. If the Manager is entitled to a Performance Bonus with respect to a Limited Partner for a Measurement Period of less than 12 months, the Performance Bonus for that Measurement Period will be that portion of 1% of the Limited Partner's Capital Account at the end of the period which the actual rate of return (non-annualized) earned by the Limited Partner for such period bears to 20%. In addition, the Performance Bonus for a Measurement Period will be reduced by an amount necessary so that the amount of a Limited Partner's actual return for the Measurement Period (after being reduced by the applicable Performance Bonus) is at least equal to the amount of the Limited Partner's Threshold Return for the Measurement Period. In no event will the Performance Bonus for a Measurement Period exceed 1% of the balance of the Limited Partner's capital account at the end of the Measurement Period.

A "Measurement Period" as to each Limited Partner is a period commencing on the admission of the Limited Partner to the Fund, and thereafter each period commencing on the day immediately following the last day of the preceding Measurement Period and ending as of the close of business on the first to occur of (1) the last day of the relevant fiscal year, (2) the day preceding any day as of which the Limited Partner becomes a Special Limited Partner (as defined below), (3) the day on which the Limited Partner ceases to be a Special Limited Partner, (4) the day on which the Fund repurchases the interest or portion thereof of the Limited Partner, (5) the day preceding the day on which there is a transfer of the Limited Partner's interest or portion thereof, or (6) the day on which the authority of the Manager to provide Advice and Management is terminated or the Manager ceases to be a general partner of the Fund.


Within 30 days of each Measurement Period with respect to each Limited Partner, and subject to certain limitations, the Manager may withdraw up to 98% of the Performance Bonus, computed on the basis of unaudited data, that was credited to the Manager's capital account and debited from the Limited Partner's capital account with respect to such Measurement Period. The Fund will pay the balance, subject to audit adjustments, within 30 days after the completion of the audit of the Fund's books.


The Performance Bonus will be waived for Limited Partners whose Invested Capital (as defined in the Partnership Agreement) equals or exceeds $10,000,000 ("Special Limited Partners") as of the first day of the relevant Measurement Period and such other Limited Partners as the Manager may determine from time to time, including, without limitation, Limited Partners who are employees or directors of the Manager and its affiliates, and members of their immediate families, and, in the sole discretion of the Manager, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families.



ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Partner will be debited against the capital account of such Partner as of the close of the fiscal period during which the Fund paid such obligation, and any amounts then or thereafter distributable to such Partner will be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then the Partner and any successor to the Partner's interest is required to pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess.

RESERVES


Appropriate reserves may be created, accrued and charged against net assets for contingent liabilities as of the date any such contingent liabilities become known to the Fund. Reserves will be in such amounts, subject to increase or reduction, which the Fund may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Partners at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Partners, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Fund, were Partners at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.


NET ASSET VALUATION

Net asset value of the Fund will be determined by or at the direction of the Manager as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

The Fund will value interests in Investment Funds not managed by the Subadvisers at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund.

To the extent Subadvisers are engaged to manage the Fund's assets, the Fund will value the portfolio securities of the Investments Funds managed by the Subadvisers as described below:

Domestic exchange traded securities and securities included in the Nasdaq National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Directors.

Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Directors will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Directors to represent fair value.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Directors.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the Directors' judgments regarding appropriate valuations should prove incorrect.


SUBSCRIPTION FOR INTERESTS

SUBSCRIPTION TERMS


Both initial and additional subscriptions for interests in the Fund may be accepted from eligible investors (as described below) at such times as the Manager may determine on the terms set forth below. The Fund may, in its discretion, suspend the offering of interests at any time or permit subscriptions on a more frequent basis. The Fund reserves the right to reject any subscription for interests in the Fund. After the initial closing, initial subscriptions and additional capital contributions will generally be accepted monthly. Generally, the minimum required initial contribution to the capital of the Fund from each investor is $250,000. For employees or directors of the Manager and its affiliates, and members of their immediate families, and, in the sole discretion of the Manager, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial contribution to the capital of the Fund is $25,000. The Fund may vary the investment minimums from time to time. The initial closing date for subscriptions of interests in the Fund is March 29, 1999. The Manager, in its sole discretion, may accelerate the closing date or may postpone it for up to 60 days. In addition, because the Fund may generate UBTI, charitable remainder trusts may not want to purchase interests in the Fund because a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. See "TAX ASPECTS--Unrelated Business Taxable Income."


Except as otherwise permitted by the Fund, initial and any additional contributions to the capital of the Fund by any Partner will be payable in cash, and all contributions must be transmitted by such time and in such manner as is specified in the subscription documents of the Fund. Initial and any additional contributions to the capital of the Fund will be payable in one installment and will be due prior to the proposed acceptance of the contribution, although the Fund may accept, in its discretion, a subscription prior to its receipt of cleared funds.

Each new Limited Partner will be obligated to agree to be bound by all of the terms of the Partnership Agreement. Each potential investor also will be obligated to represent and warrant in a subscription agreement, among other things, that such investor is purchasing an interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of such interest.

If and when the Fund determines to accept securities as a contribution to the capital of the Fund, the Fund will charge each Partner making such contribution an amount determined by the Directors and not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs it incurs in liquidating and accepting such securities. Any such charge will be due and payable by the contributing Partner in full at the time the contribution to the capital of the Fund to which such charge relates is due.

ELIGIBLE INVESTORS


Each prospective investor will be required to certify that the interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act, and generally that such investor, as well as each of the investor's equity owners under certain circumstances, (i) immediately after the time of subscription, has at least $750,000 under the discretionary investment management of PW Group and its affiliates or subsidiaries, (ii) at the time of subscription, has a net worth of more than $1.5 million, or (iii) at the time of subscription, is a "qualified purchaser" as defined in Section 2(a)(51)(A) of the 1940 Act (a "Qualified Purchaser"). Existing Limited Partners who subscribe for additional interests in the Fund and transferees of interests in the Fund may be required to represent that they meet the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications will be set forth in a subscription agreement to be provided to prospective investors, which must be completed by each prospective investor.



MANAGER'S INVESTMENT IN THE FUND

The Manager, in its capacity as General Partner, is required by the Partnership Agreement to contribute amounts to the Fund sufficient to maintain its capital account balance at a level, if any, necessary to ensure that the Fund will be treated as a partnership for Federal income tax purposes.


REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

No Partner or other person holding an interest or a portion of an interest will have the right to require the Fund to redeem the interest or portion thereof. No public market exists for interests in the Fund, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of interests by the Fund, as described below.

REPURCHASES OF INTERESTS

The Directors, from time to time and in their complete and exclusive discretion, may determine to direct the Manager to cause the Fund to repurchase interests or portions thereof from Partners, including the Manager, pursuant to written tenders by Partners on such terms and conditions as the Directors may determine. In determining whether the Fund should repurchase interests or portions thereof from Partners pursuant to written tenders, the Directors will consider the recommendation of the Manager. The Manager expects that generally, beginning in 2001, it will recommend to the Directors that the Fund offer to repurchase interests from Partners twice in each year, in June and December, and also intends to recommend the making of offers to repurchase interests effective as of April 2000 and December 2000. The Directors also will consider the following factors, among others, in making such determination:

      o whether any Partners have requested to tender interests or portions thereof to the Fund;

      o   the liquidity of the Fund's assets;

      o   the investment plans and working capital requirements of the Fund;

      o   the relative economies of scale with respect to the size of the Fund;

      o   the history of the Fund in repurchasing interests or portions thereof;

      o   the condition of the securities markets; and

      o the anticipated tax consequences of any proposed repurchases of interests or portions thereof.

The Directors will determine that the Fund repurchase interests or portions thereof from Partners pursuant to written tenders only on terms they determine to be fair to the Fund and to all Partners or persons holding interests acquired from Partners as applicable. When the Directors determine that the Fund will repurchase interests in the Fund or portions thereof, notice will be provided to each Partner describing the terms thereof, and containing information Partners should consider in deciding whether and how to participate in such repurchase opportunity. Partners who are deciding whether to tender their interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their interest in the Fund from the Manager during such period.

The Partnership Agreement provides that the Fund shall be dissolved if the interest of any Limited Partner that has submitted a written request to tender its entire interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

Repurchases of interests or portions thereof from Partners by the Fund may be made, in the discretion of the Manager, in part or in whole for cash or for securities of equivalent value and will be effective after receipt by the Fund of all eligible written tenders of interests or portions thereof from Partners. The amount due to any Partner whose interest or portion thereof is repurchased will be equal to the value of the Partner's capital account or portion thereof based on the net asset value of the Fund's assets as of the effective date of repurchase, after giving effect to all allocations to be made to the Partner's capital account as of such date. Payment of the purchase price pursuant to a tender of interests will consist of, first, cash and/or securities traded on an established securities exchange, valued at net asset value in accordance with the Partnership Agreement and distributed to tendering Partners on a pari passu basis, in an aggregate amount equal to at least 95% of the estimated unaudited net asset value of the interests tendered, determined as of the expiration date of the tender offer (the "expiration date"). Payment of such amount will be made promptly after the expiration date (the "cash payment"). Generally, payment pursuant to such a tender also will consist of a promissory note that bears no interest and is not transferable (the "note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the interests tendered as of the expiration date, determined based on the audited financial statements of the Fund, over (b) the cash payment. The note would be delivered to the tendering Partner promptly after the expiration date and would be payable in cash promptly after completion of the audit of the financial statements of the Fund. The audit of the Fund's financial statements is expected to be completed within 60 days after the end of each year. The Fund does not impose any charges on a repurchase of interests or portion of interests in the Fund, although it may allocate to tendering Partners withdrawal or similar charges imposed by Investment Funds that are not advised by a Subadviser if the Manager determined to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

The Fund intends to maintain daily a segregated account containing permissible liquid assets in an amount equal to the aggregate amount of the notes. Payment for repurchased interests may require the Fund to liquidate portfolio holdings earlier than the Manager otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Manager intends to take measures to attempt to avoid or minimize such potential losses and turnover.

The Fund may repurchase an interest in the Fund or portion thereof of a Partner or any person acquiring an interest or portion thereof from or through a Partner if:

      o such an interest or portion thereof has been transferred or such an interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Partner;

      o ownership of such an interest by a Partner or other person will cause the Fund to be in violation of, or require registration of any interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

      o continued ownership of such an interest may be harmful or injurious to the business or reputation of the Fund or the Manager, or may subject the Fund or any Partners to an undue risk of adverse tax or other fiscal consequences;

      o any of the representations and warranties made by a Partner in connection with the acquisition of an interest in the Fund or portion thereof was not true when made or has ceased to be true; or

      o it would be in the best interests of the Fund for the Fund to repurchase such an interest or portion thereof.

The Manager is entitled to tender for repurchase all or a portion of its interest in the Fund only if the Manager maintains the requisite minimum capital account balance described previously, or if, in the opinion of legal counsel to the Fund, such repurchase would not jeopardize the classification of the Fund as a partnership for U.S. Federal income tax purposes. The Manager also is entitled to tender its interest to the Fund in certain circumstances described in the Partnership Agreement where the status of the Manager is terminated or the authority of the Manager to provide Advice and Management is terminated.

TRANSFERS OF INTERESTS


No person may become a substituted Limited Partner without the written consent of the Manager, which consent may be withheld for any reason in the Manager's sole and absolute discretion. Limited Partner interests may be transferred only
(i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Limited Partner or (ii) with the written consent of the Manager, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances, in connection with a transfer to a family trust or other entity that does not result in a change of beneficial ownership. Notice to the Manager of any proposed transfer must include evidence satisfactory to the Manager that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor, or investor's equity owners in certain circumstances, (i) immediately after the time of subscription, has at least $750,000 under the discretionary investment management of PW Group and its affiliates or subsidiaries, (ii) at the time of subscription, has a net worth of more than $1.5 million, or (iii) at the time of subscription, is a Qualified Purchaser, and must be accompanied by a properly completed subscription agreement. In addition to the foregoing, no Limited Partner will be permitted to transfer an interest or portion thereof unless after such transfer the balance of the capital account of the transferee, and any Limited Partner transferring less than its entire interest, is at least equal to the amount of the Limited Partner's initial capital contribution.


Any transferee meeting the eligibility requirements that acquires an interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Limited Partner or otherwise, will be entitled to the allocations and distributions allocable to the interest so acquired and to transfer such interest in accordance with the terms of the Partnership Agreement, but will not be entitled to the other rights of a Limited Partner unless and until such transferee becomes a substituted Limited Partner as provided in the Partnership Agreement. If a Limited Partner transfers an interest or portion thereof with the approval of the Manager, under the policies established by the Directors, the Manager will promptly take all necessary actions to admit such transferee or successor to the Fund as a Limited Partner. Each Limited Partner and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to redeem its partnership interest.

By subscribing for an interest in the Fund, each Limited Partner has agreed to indemnify and hold harmless the Fund, the Directors, the Manager, each other Limited Partner and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Limited Partner in violation of these provisions or any misrepresentation made by such Limited Partner in connection with any such transfer.

The Manager may not transfer its interest as a General Partner, except to a person who has agreed to be bound by all of the terms of the Partnership Agreement and pursuant to applicable law.


TAX ASPECTS

The following is a summary of certain aspects of the income taxation of the Fund and its Partners which should be considered by a prospective Limited Partner. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to investors that acquire interests in the Fund other than for cash or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE LIMITED PARTNER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans. Each prospective tax-exempt Limited Partner is urged to consult its own counsel regarding the acquisition of Fund interests.

TAX TREATMENT OF FUND OPERATIONS


CLASSIFICATION OF THE FUND. The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.


Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund will not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Regulations if, as is anticipated, the Fund has more than 100 Partners.

The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, interests in the Fund will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Fund interests, would be treated as dividend income when received by the Partners to the extent of the Fund's current or accumulated earnings and profits; and Partners would not be entitled to report profits or losses realized by the Fund.

Unless otherwise indicated, references in the following discussion to the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being a member of an Investment Fund.

As a partnership, the Fund is not itself subject to Federal income tax. Each Limited Partner will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions allocated to the Fund (including from investments in other partnerships) for each taxable year of the Fund ending with or within the Limited Partner's taxable year. Each item will have the same character to a Limited Partner, and will generally have the same source (either United States or foreign), as though the Limited Partner realized the item directly. Limited Partners must report these items regardless of the extent to which, or whether, the Fund or Limited Partners receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

ALLOCATION OF PROFITS AND LOSSES. Under the Partnership Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Partners and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The Partnership Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Partners pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Partner's capital account for the current and prior fiscal years.

Under the Partnership Agreement, the Manager has the discretion to allocate specially an amount of the Fund's net capital gains, including short-term capital gain, for Federal income tax purposes to a withdrawing Limited Partner to the extent that the Partner's capital account exceeds its Federal income tax basis in its partnership interest. There can be no assurance that, if the Manager makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining Partners would be increased.




TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section
754. Under the Partnership Agreement, at the request of a Partner, the Manager, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Manager does not presently intend to make such election.

The Manager decides how to report the partnership items on the Fund's tax returns, and all Partners are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the partnership level in a single proceeding rather than by individual audits of the Partners. The Manager, designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Partners. In addition, the Tax Matters Partner has the authority to bind certain Partners to settlement agreements and the right on behalf of all Partners to extend the statute of limitations relating to the Partners' tax liabilities with respect to Fund items.

TAX CONSEQUENCES TO A WITHDRAWING LIMITED PARTNER

A Limited Partner receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Limited Partner and such Limited Partner's adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term or long-term depending upon the Limited Partner's holding period for its interest in the Fund. However, a withdrawing Limited Partner will recognize ordinary income to the extent such Limited Partner's allocable share of the Fund's "unrealized receivables" exceeds the Limited Partner's basis in such unrealized receivables, as determined pursuant to the Regulations. For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable with respect to the withdrawing Limited Partner. A Limited Partner receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Limited Partner's adjusted tax basis in its partnership interest.

As discussed above, the Partnership Agreement provides that the Manager may specially allocate items of Fund capital gain, including short-term capital gain, to a withdrawing Limited Partner to the extent its liquidating distribution would otherwise exceed its adjusted tax basis in its Fund interest. Such a special allocation may result in the withdrawing Partner recognizing capital gain, which may include short-term gain, in the Partner's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

Distributions of property other than cash, whether in complete or partial liquidation of a Limited Partner's interest in the Fund, generally will not result in the recognition of taxable income or loss to the Limited Partner, except to the extent such distribution is treated as made in exchange for such Limited Partner's share of the Fund's unrealized receivables.1

----------
1 It should be noted however, that gain generally must be recognized where the distribution consists of marketable securities unless the distributing partnership is an "investment partnership" and the recipient is an "eligible partner" as defined in Section 731(c) of the Code. While there can be no assurance, the General Partner anticipates that the Partnership will qualify as an "investment partnership." Thus, if a Limited
         Partner is an "eligible partner," which term should include a Limited Partner whose sole contributions to the Partnership consisted of cash, the nonrecognition rule described above should apply

TAX TREATMENT OF FUND INVESTMENTS

IN GENERAL. The Fund through the Investment Funds expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who pruchases securites for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. See "Currency Fluctuations--'Section 988' Gains or Losses" below and certain other transactions described below. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to "Section 1256 contracts" may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

The maximum ordinary income tax rate for individuals is 39.6%, and the maximum individual income tax rate for long-term capital gains is 20%, unless the taxpayer elects to be taxed at ordinary rates, although in any case the actual rate may be higher due to the phase out of certain tax deductions and exemptions. See "Limitation on Deductibility of Interest" below. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.


The Fund may realize ordinary income from accruals of interest and dividends on securities. The Fund through the Investment Funds may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund through the Investment Funds also may acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving derivative instruments, such as swap transactions, also may constitute ordinary income or loss. In addition, periodic amounts payable by the Investment Funds in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Limited Partner, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures by Noncorporate Limited Partners" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.2

--------
2 Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis,
         (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or
         (iv) any other transaction specified in Regulations.

CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES. The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

The Fund through the Investment Funds may acquire foreign currency forward contracts. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Foreign Currency Transactions." Generally, any gain or loss with respect to any forward currency contracts will be ordinary, unless (i) the contract is a capital asset in the hands of the holder and is not a part of a straddle transaction and (ii) the holder makes an election, by the close of the day the transaction is entered into, to treat the gain or loss attributable to such contract as capital gain or loss.

SECTION 1256 CONTRACTS. In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. Under these rules, Section 1256 Contracts, which include certain regulated futures contracts, certain foreign currency forward contracts and certain options contracts, held at the end of each taxable year are treated for Federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

Capital gains and losses from such Section 1256 contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See 'Currency Fluctuations--'Section 988' Gains or Losses." If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts."

MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts.

Temporary Regulations provide for the establishment of mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear, and therefore, there can be no assurance that a mixed straddle account election in the circumstances here will be accepted by the Service.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year.

The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if the taxpayer either holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale respecting the same or substantially identical property or holds an appreciated financial position that is a short sale and then acquires property that is the same as or substantially identical to the underlying property. In each instance, with certain exceptions, the taxpayer generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale or acquires the property, respectively. The holding period for any appreciated financial position that is subject to the constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.


EFFECT OF STRADDLE RULES ON PARTNERS' SECURITIES POSITIONS. The Service may treat certain positions in securities held, directly or indirectly, by a Limited Partner and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Limited Partner's holding period for the securities involved and may defer the recognition of losses with respect to such securities.


LIMITATION ON DEDUCTIBILITY OF INTEREST. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness incurred or continued to purchase or carry property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "investment income," consisting of net gain and ordinary income derived from investments in the current year. For this purpose, any long-term capital gain is excluded from investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for a Limited Partner, and the investment interest limitation would apply to a noncorporate Limited Partner's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Limited Partner would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Limited Partner that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Limited Partner on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES BY NONCORPORATE PARTNERS. Investment expenses (e.g., investment advisory fees) of an individual, trust and estate are deductible only to the extent that such expenses exceed 2% of adjusted gross income.3 In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount, for 1999, $126,600 or $63,300 for a married person filing a separate return, to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

--------------
3 However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt (under Section 67(e)) from 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Limited Partners that are trusts or estates should consult their tax advisers as to the applicability of this case to the investment expenses that are allocated to them.

Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Limited Partner's share of the expenses of the Fund to the extent that such expenses are allocable to an Investment Fund that is considered to be in a trade or business within the meaning of the Code. These limitations will apply, however, to a noncorporate Limited Partner's share of the expenses of the Fund to the extent that such expenses are allocable to an Investment Fund that is not considered to be in a trade or business within the meaning of the Code. Although the Fund intends to treat the trade or business related expenses and any performance-based allocations as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat such items as investment expenses which are subject to the limitations. The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Limited Partners should consult their tax advisers with respect to the application of these limitations.

APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Limited Partner's share of income and gain from the Fund. Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

"PHANTOM INCOME" FROM FUND INVESTMENTS. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments, if any, by the Fund through the Investment Funds in certain foreign corporations may cause a Limited Partner to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term capital gain.

FOREIGN TAXES

It is possible that certain dividends and interest received from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries may impose capital gains taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

The Fund will inform Partners of their proportionate share of the foreign taxes paid or incurred by the Fund that Partners will be required to include in their income. The Partners generally will be entitled to claim either a credit, subject to the limitations discussed below, and provided that, in the case of dividends, the foreign stock is held for the requisite holding period, or, if they itemize their deductions, a deduction, subject to the limitations generally applicable to deductions, for their share of such foreign taxes in computing their Federal income taxes. A Partner that is tax exempt will not ordinarily benefit from such credit or deduction.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Partner's Federal tax, before the credit, attributable to its total foreign source taxable income. A Partner's share of dividends and interest from non-U.S. securities generally will qualify as foreign source income. Generally, the source of income realized upon the sale of personal property, such as securities, will be based on the residence of the seller. In the case of a partnership, the determining factor is the residence of the partner. Thus, absent a tax treaty to the contrary, the gains from the sale of securities allocable to a Partner that is a U.S. resident will be treated as derived from U.S. sources, even though the securities are sold in foreign countries. However, proposed regulations would generally provide that certain securities losses realized by U.S. residents would be recharacterized as foreign source to the extent of certain dividends and other deemed inclusions of income taken into account by that U.S. resident in respect of the shares during the two-year period ending on the date of the sale. Certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will also be treated as ordinary income derived from U.S. sources.

The limitation on the foreign tax credit is applied separately to foreign source passive income, such as dividends and interest. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals.

Furthermore, for foreign tax credit limitation purposes, the amount of a Partner's foreign source income is reduced by various deductions that are allocated and/or apportioned to such foreign source income. One such deduction is interest expense, a portion of which generally will reduce the foreign source income of any Partner who owns (directly or indirectly) foreign assets. For these purposes, foreign assets owned by the Fund will be treated as owned by the investors in the Fund and indebtedness incurred by the Fund will be treated as incurred by investors in the Fund. Because of these limitations, Partners may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foregoing is only a general description of the foreign tax credit under current law. Moreover, since the availability of a credit or deduction depends on the particular circumstances of each Partner, Partners are advised to consult their own tax advisers.

UNRELATED BUSINESS TAXABLE INCOME

Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.4

-----------------------
4 With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

This general exemption from tax does not apply to the UBTI of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived, either directly or through partnerships, from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund's income, or loss, from these investments may constitute UBTI.

The Fund through the Investment Funds may incur "acquisition indebtedness" with respect to certain transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, short sales of securities will be treated as not involving "acquisition indebtedness" and therefore not generating UBTI.5 The percentage of income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

The percentage of capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the debt-financed property is taken into account. Thus, for instance, a percentage of capital losses from debt-financed securities, based on the debt/basis percentage calculation described above, would offset gains treated as UBTI.

Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Investment Funds from time to time,6 it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for a Limited Partner which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

-------------------
5 Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

6 The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to UBTI.

To the extent that the Fund generates UBTI, the applicable Federal tax rate for such a Limited Partner generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to a Partner which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.7 However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under
Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. See "ERISA CONSIDERATIONS."

----------------
7 Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(iv)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Limited Partner should consult its tax adviser in this regard.

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return, both income and capital appreciation, the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets, assets not used or held for use in carrying out the foundation's exempt purposes, over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Limited Partner which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation, either directly or together with a "disqualified person," acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings."

If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Manager believes that the Fund will meet this 95% gross income test.

A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts ("IRAs") and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "ERISA CONSIDERATIONS."

ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

STATE AND LOCAL TAXATION

In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Partner's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Limited Partner's share of the Fund's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Limited Partner is a resident.

The Fund should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable if a partnership in which the Fund invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual Partner should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual Partner will not be subject to New York City earnings tax on nonresidents with respect to his or her investment in the Fund. Individual Limited Partners who are residents in New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. This limitation would likely apply to a Limited Partner's share of some or all of the Fund's expenses. Prospective investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a limited partnership interest in a partnership which does business in New York State and New York City, respectively.8 Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a limited partner in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

-------------
8 New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Fund's qualification as such a portfolio investment partnership must be determined on an annual basis and with respect to a taxable year, the Fund may not qualify as a portfolio investment partnership.

A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI, including unrelated debt-financed income, at a rate which is currently equal to the New York State corporate franchise tax rate, plus the corporate surtax. There is no New York City tax on the UBTI of an otherwise exempt entity.


ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "TAX ASPECTS--Unrelated Business Taxable Income" and"--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund will register as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Manager will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.

The Manager will require a Benefit Plan which proposes to invest in the Fund to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Benefit Plan investors may currently maintain relationships with the Manager or other entities which are affiliated with the Manager. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of interests.


ADDITIONAL INFORMATION AND SUMMARY OF LIMITED PARTNERSHIP AGREEMENT

The following is a summary description of additional items and of select provisions of the Partnership Agreement which are not described elsewhere in this Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Partnership Agreement contained in Appendix A.

LIABILITY OF LIMITED PARTNERS

Pursuant to applicable Delaware law, Limited Partners generally are not personally liable for obligations of the Fund unless, in addition to the exercise of their rights and powers as Limited Partners, they participate in the control of the business of the Fund. Any such Limited Partner would be liable only to persons who transact business with the Fund reasonably believing, based on such Limited Partner's conduct, that the Limited Partner is a General Partner. Under the terms of the Partnership Agreement, the Limited Partners do not have the right to take part in the control of the Fund, but they may exercise the right to vote on matters requiring approval under the 1940 Act and on certain other matters. Although such right to vote should not constitute taking part in the control of the Fund's business under applicable Delaware law, there is no specific statutory or other authority for the existence or exercise of some or all of these powers in some other jurisdictions. To the extent that the Fund is subject to the jurisdiction of courts in jurisdictions other than the State of Delaware, it is possible that these courts may not apply Delaware law to the question of the limited liability of the Limited Partners.

Under Delaware law and the Partnership Agreement, each Limited Partner may be liable up to the amount of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Limited Partner may be obligated to make certain other payments provided for in the Partnership Agreement and to return to the Fund amounts wrongfully distributed to him.

DUTY OF CARE OF THE GENERAL PARTNER

The Partnership Agreement provides that the General Partner shall not be liable to the Fund or any of the Limited Partners for any loss or damage occasioned by any act or omission in the performance of the General Partner's services as General Partner in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the General Partner's office. The Partnership Agreement also contains provisions for the indemnification, to the extent permitted by law, of the General Partner by the Fund, but not by the Limited Partners individually, against any liability and expense to which the General Partner may be liable as General Partner which arise in connection with the performance of its activities on behalf of the Fund. The General Partner will not be personally liable to any Limited Partner for the repayment of any positive balance in such Limited Partner's capital account or for contributions by such Limited Partner to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Partnership Agreement do not provide for indemnification of the General Partner for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

AMENDMENT OF THE PARTNERSHIP AGREEMENT

The Partnership Agreement may be amended with the approval of (i) the Directors, including a majority of the Independent Directors, if required by the 1940 Act,
(ii) the Manager or (iii) a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts and allocations thereto may not be made without the consent of any Partners adversely affected thereby or unless each Limited Partner has received notice of such amendment and any Limited Partner objecting to such amendment has been allowed a reasonable opportunity to tender its entire interest for repurchase by the Fund. However, the Manager may at any time without the consent of the other Partners of the Fund amend the Partnership Agreement to (i) restate the Partnership Agreement, (ii) effect compliance with any applicable law or regulation, or (iii) make such changes as may be necessary to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code, subject to the requirement that any amendment of the Partnership Agreement made pursuant to items (ii) or (iii) above must be approved by the Directors.

POWER OF ATTORNEY

By subscribing for an interest in the Fund, each Partner will appoint the Manager and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited partnership under Delaware law or signing all instruments effecting authorized changes in the Fund or the Partnership Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted in the Partnership Agreement is a special power-of-attorney coupled with an interest in favor of the Manager and each of the Directors and as such is irrevocable and continues in effect until all of such Partner's interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Manager for admission to the Fund as substitute Partners.

TERM, DISSOLUTION AND LIQUIDATION

The Fund will be dissolved:

      o upon the affirmative vote to dissolve the Fund by both (1) the Directors and (2) Partners holding at least two-thirds of the total number of votes eligible to be cast by all Partners;

      o   upon either of (1) an election by the Manager to dissolve the Fund or
          (2) the termination of the Manager's status as a general partner of the Fund (other than as a result of a transfer as provided in the Partnership Agreement), unless (A) as to clause (2) above, there is at least one other general partner of the Fund who is authorized to and does carry on the business of the Fund, and (B) as to either event both the Directors and Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Partners shall elect within 60 days after such event to continue the business of the Fund and a person to be admitted to the Fund, effective as of the date of such event, as an additional General Partner has agreed to make such contributions to the capital of the Fund as are required to be made in the Partnership Agreement;

      o upon the expiration of any two-year period which commences on the date on which any Limited Partner has submitted to the Fund a written request in accordance with the Partnership Agreement to tender its entire interest for repurchase by the Fund if such Limited Partner's interest has not been repurchased during such period;

      o upon the failure of Partners to elect successor Directors at a meeting called by the Manager when no Director remains; or

      o   as required by operation of law.

Upon the occurrence of any event of dissolution, the General Partner, or a liquidator, if the General Partner is unable to perform this function, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "CAPITAL ACCOUNTS AND ALLOCATIONS--Allocation of Net Profits and Net Losses."

Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Partners, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the Partners, and (3) finally to the Partners proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the General Partner or liquidator determines that such a distribution would be in the interests of the Partners in facilitating an orderly liquidation.

REPORTS TO PARTNERS

The Fund will furnish to Partners as soon as practicable after the end of each taxable year such information as is necessary for such Partners to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to Partners a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Manager regarding the Fund's operations during such period also will be sent to Partners.

FISCAL YEAR

The Fund's fiscal year ends on December 31st.


ACCOUNTANTS AND LEGAL COUNSEL

Ernst & Young LLP serves as the independent public accountants of the Fund. Its principal business address is at 787 Seventh Avenue, New York, New York 10019.

Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Fund.


Schulte Roth & Zabel LLP, acts as legal counsel to the Manager and its affiliates. Each of such counsel from time to time may serve as counsel to one or more Investment Managers.


CUSTODIAN


PFPC Trust Company (the "Custodian") serves as the primary custodian of the assets of the Fund and the Investment Funds managed by the Subadvisers, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund and Investment Funds are not held by the Manager or Subadvisers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113.


INQUIRIES

Inquiries concerning the Fund and interests in the Fund, including information concerning subscription and withdrawal procedures, should be directed to:

         PW Fund Advisor, L.L.C.
         c/o PaineWebber Incorporated
         Alternative Investment Group
         1285 Avenue of the Americas
         New York, New York 10019
         Telephone: (800) 486-2608
         Telecopier: (212) 713-1498

         For additional information contact:
         Robert Discolo, Vice President


                                    * * * * *

         All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

                                   APPENDIX A


                          PW TECHNOLOGY PARTNERS, L.P.
               AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

THIS AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT of PW Technology Partners, L.P. (the "Fund") is dated as of February __, 1999 by and among PW Fund Advisor, L.L.C., a Delaware limited liability company ("PWFA"), as the General Partner and Norman E. Sienko, Jr. as the Organizational Limited Partner and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a General Partner or as a Limited Partner.

                                   WITNESSETH:

WHEREAS, the Fund has heretofore been formed as a limited partnership under the Delaware Revised Uniform Limited Fund Act, 6 Del. C. ss.ss. 17-101 ET seq., pursuant to an initial Certificate of Limited Fund (the "Certificate") dated as of December 28, 1998 and filed with the Secretary of State of the State of Delaware on December 28, 1998 and pursuant to an agreement of limited partnership of the Fund, dated as of December 28, 1998 (the "Original Partnership Agreement"), between the General Partner and the Organizational Limited Partner;

WHEREAS, the parties hereto hereby agree to continue the Fund as a limited partnership under and pursuant to the provision of the Delaware Act and agree that the rights, duties and liabilities of the Partners shall be as provided in the Delaware Act, except as otherwise provided herein; and

WHEREAS, the Original Partnership Agreement hereby is being amended and restated by the Partners to set forth in its entirety the terms and conditions of the agreement of the Partners with respect to the operation of the Fund;

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                    ARTICLE I

                                   Definitions

For purposes of this Agreement:

ADVICE AND MANAGEMENT means those services provided to the Fund by the Manager pursuant to Section 3.4(b) hereof.

ADVISERS ACT means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

AFFILIATE means affiliated person as such term is defined in the 1940 Act.

AGREEMENT means this Amended and Restated Limited Partnership Agreement, as amended and/or restated from time to time.

ALLOCATION CHANGE means, with respect to each Limited Partner for each Measurement Period, the difference between:

          (1) the sum of (a) the balance of such Limited Partner's Capital Account as of the close of the Measurement Period (after giving effect to all allocations to be made to such Limited Partner's Capital Account as of such date other than any Performance Allocation to be debited against such Limited Partner's Capital Account), plus (b) any debits to such Limited Partner's Capital Account during the Measurement Period to reflect any actual or deemed distributions or repurchases with respect to such Limited Partner's Interest, plus (c) any debits to such Limited Partner's Capital Account during the Measurement Period to reflect any Insurance premiums allocable to such Limited Partner; and

          (2) the sum of (a) the balance of such Limited Partner's Capital Account as of the commencement of the Measurement Period, plus (b) any credits (not already included in the balance described in clause (a)) to such Limited Partner's Capital Account during the Measurement Period to reflect any contributions by such Limited Partner to the capital of the Fund, plus (c) any credits to such Limited Partner's Capital Account during the Period to reflect any Insurance proceeds allocable to such Limited Partner.

          If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a Positive Allocation Change, and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference shall be a Negative Allocation Change.

CAPITAL ACCOUNT means, with respect to each Partner, the capital account established and maintained on behalf of each Partner pursuant to Section 5.3 hereof.

CAPITAL CONTRIBUTION means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Partner.

CERTIFICATE means the Certificate of Limited Fund of the Fund and any amendments thereto and/or restatements thereof as filed with the office of the Secretary of State of the State of Delaware.

CLOSING DATE means the first date on or as of which a Limited Partner other than the Organizational Limited Partner is admitted to the Fund.

CODE means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

DELAWARE ACT means the Delaware Revised Uniform Limited Fund Act as in effect on the date hereof and as amended from time to time, or any successor law.

DIRECTORS means those natural persons listed on Schedule I hereto as Directors and such other natural persons who, from time to time, pursuant hereto shall become Directors.

FISCAL PERIOD means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period and ending at the close of business on the first to occur of the following dates:

          (1) the last day of a Fiscal Year;

          (2) the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

          (3) the last day of a Measurement Period for any Partner; or

          (4) any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Partner, other than an amount to be credited to or debited against the Capital Accounts of all Partners in accordance with their respective Fund Percentages.

FISCAL YEAR means the period commencing on the Closing Date and ending on December 31, 1999, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

FORM N-2 means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

FUND means the limited partnership governed hereby, as such limited partnership may from time to time be constituted.

FUND PERCENTAGE means a percentage established for each Partner on the Fund's books as of the first day of each Fiscal Period. The Fund Percentage of a Partner for a Fiscal Period shall be determined by dividing the balance of the Partner's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Partners as of the commencement of such Fiscal Period. The sum of the Fund Percentages of all Partners for each Fiscal Period shall equal 100%.

GENERAL PARTNERS means PWFA and any other person or persons admitted to the Fund as a general partner of the Fund, collectively, in their capacities as general partners of the Fund, and General Partner means any of the General Partners. Where the term General Partners is used and there is only one General Partner, such term shall refer to the sole General Partner. If at any time there is more than one general partner of the Fund, unless otherwise provided herein, any action allowed to be taken, or required to be taken, by the General Partners may be taken only with the unanimous approval of all of the General Partners.

INDEPENDENT DIRECTORS means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

INSURANCE means one or more "key man" insurance policies on the life of any principal of a member of the Manager, the benefits of which are payable to the Fund.

INTEREST means the entire ownership interest in the Fund at any particular time of a Partner or other person to whom an Interest or portion thereof has been transferred pursuant to Section 4.3 or 4.4 hereof, including the rights and obligations of such Partner or other person under this Agreement and the Delaware Act.

INVESTED CAPITAL means, with respect to any Limited Partner, the amount equal to
(a) the amount of cash and the value of any Securities (determined at the time of contribution) constituting such Partner's initial and additional contributions to the capital of the Fund pursuant to Section 5.1 hereof minus
(b) the amount of any repurchase of such Partner's Interest or portion thereof or distribution to such Partner pursuant to Sections 4.5, 5.12 or 6.2 hereof (whether or not any such repurchase or distribution constitutes a return of capital).

INVESTMENT FUNDS means unregistered general or limited partnerships or other pooled investment vehicles and registered investment companies which are advised by an Investment Manager or Subadviser.

INVESTMENT MANAGERS means portfolio managers among which the Fund deploys some or all of its assets.

LIMITED PARTNER means any person who shall have been admitted to the Fund as a limited partner (including any person who is a General Partner when acting in such person's capacity as a limited partner of the Fund and any person who is a Special Limited Partner) until the Fund repurchases the entire Interest of such person as a limited partner pursuant to Section 4.5 hereof or a substitute Limited Partner or Partners are admitted with respect to any such person's entire Interest as a limited partner pursuant to Section 4.4 hereof, in such person's capacity as a limited partner of the Fund.

MANAGEMENT FEE means the fee paid to PWFA out of the Fund's assets, and debited against Limited Partners' Capital Accounts, for PWFA Services.

MANAGER means PWFA, or any other person selected by the Directors as the Manager, in its capacity as an agent of the Directors and a subagent of the General Partners.

MEASUREMENT PERIOD means, with respect to a Limited Partner, the period commencing as of the date of admission of such Limited Partner to the Fund, and thereafter each period commencing on the day immediately following the last day of the preceding Measurement Period and ending at the close of business on the first to occur of the following dates:

          (1) the last day of the relevant Fiscal Year;

          (2) the day preceding any day as of which such Limited Partner becomes a Special Limited Partner;

          (3) the day on which such Limited Partner ceases to be a Special Limited Partner;

          (4) the day on which the Fund repurchases the Interest or portion thereof of such Limited Partner;

          (5) the day preceding the day on which there is a Transfer of such Limited Partner's Interest or portion thereof; and

          (6) the day on which the authority of the Manager to provide Advice and Management is terminated pursuant to Section 3.4(a) hereof.

MEMORANDUM means the Fund's confidential memorandum.

NEGATIVE ALLOCATION CHANGE has the meaning given such term in the definition of Allocation Change.

NET ASSETS means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

NET PROFIT OR NET LOSS means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, at the close of business on the Closing Date), such amount to be adjusted to exclude:

          (1) the amount of any Insurance premiums or proceeds to be allocated among the Capital Accounts of the Partners pursuant to Section 5.5 hereof; and

          (2) any items to be allocated among the Capital Accounts of the Partners on a basis which is not in accordance with the respective Fund Percentages of all Partners as of the commencement of such Fiscal Period pursuant to Sections 5.6 and 5.7 hereof.

1940 ACT means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

1934 ACT means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

ORGANIZATIONAL LIMITED PARTNER means Norman E. Sienko, Jr.

PARTNERS means the General Partners and the Limited Partners, collectively.

PERFORMANCE ALLOCATION means, with respect to a Limited Partner for any Measurement Period, an amount equal to the product of (1) a fraction (but not greater than one), the numerator of which is the actual rate of return (non-annualized) (expressed as a percentage) that the Limited Partner earned for such Measurement Period on its opening Capital Account balance (appropriately adjusted for contributions, distributions and withdrawals) for such Measurement Period, and the denominator of which is 20%, and (2) an amount equal to 1% (or such other percentage as the General Partners and the Limited Partner may agree) of such Limited Partner's Capital Account balance at the close of such Measurement Period (after giving effect to all allocations to be made to such Limited Partner's Capital Account as of such date other than any Performance Allocation to be debited against such Limited Partner's Capital Account, and adding back to such Limited Partner's Capital Acccount any debits thereto during such Measurement Period to reflect any actual or deemed distributions or repurchases with respect to such Limited Partner's Interest).

PERSON means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

POSITIVE ALLOCATION CHANGE has the meaning given such term in the definition of Allocation Change.

PWFA means PW Fund Advisor, L.L.C., or any successor thereto.

PWFA SERVICES means such management and administrative services as PWFA or its affiliates shall provide to the Fund pursuant to a separate written agreement with the Fund as contemplated by Section 3.10(a) hereof.

RELATED PERSON means, with respect to any person, (i) a relative, spouse or relative of a spouse who has the same principal residence as such person, (ii) any trust or estate in which such person and any persons who are related to such person collectively have more than 50% of the beneficial interests (excluding contingent interests) and (iii) any corporation or other organization of which such person and any persons who are related to such person collectively are beneficial owners of more than 50% of the equity securities (excluding directors' qualifying shares) or equity interests.

SECURITIES means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

SPECIAL LIMITED PARTNER means a Limited Partner whose Invested Capital equals or exceeds $10,000,000, or such other amount as respects such Limited Partner as may be determined, from time to time, by the Manager, and such other Limited Partner as the Manager shall determine from time to time to be a Special Limited Partner, including, without limitation, employees or directors of the Manager and its affiliates, and members of their immediate families, and, in the sole discretion of the Manager, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families.

SUBADVISERS means those Investment Managers for which a separate investment vehicle has been created in which the Investment Manager serves as general partner and the Fund is the sole limited partner and those Investment Managers who manage the Fund's assets directly through a separate managed account.

THRESHOLD RETURN means the amount that a Limited Partner would have earned for a Measurement Period if it had received an annualized rate of return of 20% on its opening Capital Account balance (appropriately adjusted for contributions, distributions and withdrawals) for such Measurement Period. The Threshold Return is not cumulative from year to year or Measurement Period to Measurement Period.

TRANSFER means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.


                                   ARTICLE II

                 Organization; Admission of Partners; Directors

2.1. CONTINUATION OF LIMITED PARTNERSHIP. The parties hereto hereby continue the Fund as a limited partnership under and pursuant to the provisions of the Delaware Act and agree that the rights, duties and liabilities of the Partners shall be as provided in the Delaware Act, except as otherwise provided herein. The General Partners shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund. Each person listed on the date hereof as a Limited Partner on the books of the Fund shall be admitted to the Fund as a limited partner of the Fund upon the execution and delivery by or on behalf of such person and the General Partner of a counterpart of this Agreement. The person listed on the date hereof as the General Partner on the books of the Fund shall continue as a general partner of the Fund upon the execution and delivery by or on behalf of such person of a counterpart of this Agreement.

2.2. NAME. The name of the Fund shall be "PW Technology Partners, L.P." or such other name as the General Partners hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Partner.

2.3. PRINCIPAL AND REGISTERED OFFICE. The Fund shall have its principal office at the principal office of the General Partner, or at such other place designated from time to time by the General Partners.

The Fund shall have its registered office in the State of Delaware at 1013 Center Road, Wilmington, New Castle County, Delaware 19805-1297, and shall have Corporation Service Company as its registered agent for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the General Partners in accordance with the Delaware Act.

2.4. DURATION. The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5. BUSINESS OF THE FUND.

(a) The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities and engage in any financial or derivative transactions relating thereto or otherwise. Discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) may be invested in general or limited partnerships and other pooled investment vehicles which invest and trade in Securities or in separate managed accounts through which the Fund may invest and trade in Securities, some or all of which may be advised by one or more Subadvisers. The Fund may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as the General Partners may deem necessary or advisable to carry out its objective or business.

(b) The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

2.6. GENERAL PARTNERS.

(a) The General Partners may admit to the Fund any person, who shall agree to be bound by all of the terms of this Agreement as a General Partner, as an additional General Partner. The General Partners may admit to the Fund as a substitute General Partner any person to which it has Transferred its Interest as the General Partner pursuant to Section 4.3 hereof. Such person shall be admitted immediately prior to the Transfer and shall continue the business of the Fund without dissolution. The names and mailing addresses of the General Partners and the Capital Contribution of the General Partners shall be reflected on the books and records of the Fund.

(b) Each General Partner shall serve for the duration of the term of the Fund, unless it ceases to be a general partner of the Fund pursuant to Section 4.1 hereof.

2.7. LIMITED PARTNERS. The General Partners may at any time and without advance notice to or consent from any other Partner admit any person who shall agree to be bound by all of the terms of this Agreement as an additional Limited Partner. The General Partners may in their absolute discretion reject subscriptions for Interests in the Fund. The admission of any person as an additional Limited Partner shall be effective upon the execution and delivery by, or on behalf of, such additional Limited Partner of this Agreement or a counterpart hereof. The General Partners shall cause the books and records of the Fund to reflect the name and the required contribution to the capital of the Fund of such additional Limited Partner. For all purposes of the Delaware Act, the Limited Partners shall constitute a single class or group of limited partners of the Fund.

2.8. ORGANIZATIONAL LIMITED PARTNER. Upon the admission to the Fund of any Limited Partner, the Organizational Limited Partner shall withdraw from the Fund as the Organizational Limited Partner and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction, and shall cease to be a limited partner of the Fund.

2.9. BOTH GENERAL AND LIMITED PARTNER. A Partner may be simultaneously a General Partner and a Limited Partner, in which event such Partner's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

2.10. LIMITED LIABILITY. Except as provided under applicable law, a Limited Partner shall not be liable for the Fund's obligations in any amount in excess of the Capital Account balance of such Partner, plus such Partner's share of undistributed profits and assets. In addition, subject to applicable law, a Limited Partner shall be obligated to return to the Fund amounts distributed to the Limited Partner in accordance with this Agreement if, after giving effect to such distribution, the Fund's liabilities exceed the fair value of the Fund's assets.

2.11. DIRECTORS.

(a) The number of Directors shall be fixed from time to time by the Directors then in office, but, at the Closing Date, shall not be fewer than three. The Organizational Limited Partner hereby approves the delegation by the General Partners to the Directors, pursuant to Section 3.1 hereof, of the General Partners' rights and powers.

(b) Each Director shall serve for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 2.11(d) hereof. If any vacancy in the position of a Director occurs, the remaining Directors may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been approved of by the Partners. The Directors may call a meeting of Partners to fill any vacancy in the position of a Director, and shall do so within 60 days after any date on which Directors who were approved of by the Partners cease to constitute a majority of the Directors then serving.

(c) If no Director remains, the General Partners shall promptly call a meeting of the Partners, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, approving the required number of Directors. If the Partners shall determine at such meeting not to continue the business of the Fund or, if the required number of Directors is not approved of within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

(d) The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall resign as a Director (upon not less than 90 days' prior written notice to the other Directors); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; or (vi) shall be determined to be ineligible to serve as a director of a registered investment company pursuant to the 1940 Act.

(e) Any Director may be removed either by (a) the vote or written consent of at least two-thirds of the Directors not subject to the removal vote or (b) the vote or written consent of Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Partners.


                                   ARTICLE III

                        Management; Advice and Management

3.1. MANAGEMENT AND CONTROL.

(a) The General Partners hereby irrevocably delegate to the Directors, except for the right to execute documents on behalf of the Fund and to bind the Fund and except to the extent any such delegation is not permitted under the Delaware Act and so long as the Fund shall have Directors, their rights and powers to manage and control the business affairs of the Fund, including the complete authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business, and to do all things necessary and proper to carry out the objective and business of the Fund, including, without limitation, the power to engage the Manager to provide Advice and Management and such other rights and powers expressly given to the Directors under this Agreement. The parties hereto intend that, to the fullest extent permitted by law and except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers and authority on behalf of the Fund as are customarily vested in each director of a Delaware corporation and
(ii) each Independent Director shall be vested with the same powers and authority on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the General Partners shall manage and control the Fund. Each Director shall be the agent of the General Partners but shall not, for any purpose, be a Partner. The General Partners retain only those rights, powers and duties that have not been delegated hereunder. Notwithstanding the foregoing delegation, the General Partners will not cease to be the general partners of the Fund and will continue to be liable as such. Notwithstanding anything to the contrary contained herein, in no event shall a Director be considered a general partner of the Fund by agreement, estoppel or otherwise as a result of the performance of his or her duties hereunder or otherwise. The Directors will not contribute to the capital of the Fund and will not have partnership interests in the Fund.

(b) PWFA shall be the designated tax matters partner for purposes of Section 6231(a)(7) of the Code. Each Partner agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund. The tax matters partner shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

(c) Limited Partners shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Limited Partners shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act.

3.2. ACTIONS BY DIRECTORS.

(a) Unless provided otherwise in this Agreement, the Directors shall act only:
(i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

(b) The Directors may designate from time to time a principal Director (the "Principal Director"), who shall preside at all meetings. Meetings of the Directors may be called by the General Partners, the Principal Director or any two Directors, and may be held on such date and at such time and place as the Directors shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors shall constitute a quorum at any meeting.

(c) The Directors may designate from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund.

3.3. MEETINGS OF PARTNERS.

(a) Actions requiring the vote of the Partners may be taken at any duly constituted meeting of the Partners at which a quorum is present. Meetings of the Partners may be called by the General Partners or by Partners holding at least a majority of the total number of votes eligible to be cast by all Partners, and may be held at such time, date and place as the General Partners shall determine. The General Partners shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Partner entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Partner shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Except as otherwise required by applicable law, only matters set forth in the notice of a meeting may be voted on by the Partners at a meeting. The presence in person or by proxy of Partners holding a majority of the total number of votes eligible to be cast by all Partners as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, the General Partners may adjourn a meeting to the time or times as determined by the General Partners without additional notice to the Partners. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Partners shall be elected as Directors and (ii) all other actions of the Partners taken at a meeting shall require the affirmative vote of Partners holding a majority of the total number of votes eligible to be cast by those Partners who are present in person or by proxy at such meeting.

(b) Each Partner shall be entitled to cast at any meeting of Partners a number of votes equivalent to such Partner's Fund Percentage as of the record date for such meeting. The General Partners shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Partners to determine eligibility to vote at such meeting and the number of votes which each Partner will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Partner and the number of votes that each Partner will be entitled to cast at the meeting.

(c) A Partner may vote at any meeting of Partners by a proxy properly executed in writing by the Partner and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Partner executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Partner executing the proxy shall be present at the meeting and decides to vote in person. Any action of the Partners that is permitted to be taken at a meeting of the Partners may be taken without a meeting if consents in writing, setting forth the action to be taken, are signed by Partners holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required under this Agreement to approve such action.

3.4. ADVICE AND MANAGEMENT.

(a) Among their powers, the Directors shall have the power to engage the Manager to provide Advice and Management to the Fund under their general supervision, subject to the initial approval thereof prior to the Closing Date by the Directors (including the vote of a majority of the Independent Directors at a meeting called for such purpose) and by the Organizational Limited Partner. The Directors also delegate to the Manager the rights and powers expressly given to the Manager under this Agreement. The authority of the Manager granted under this Section 3.4 shall become effective upon such initial approvals and shall terminate: (i) if any period of 12 consecutive months following the first 12 consecutive months of the effectiveness of such authority shall conclude without the approval of the continuation of such authority by (A) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund or
(B) the Directors, and in either case, approval by a majority of the Independent Directors by vote cast in person at a meeting called for such purpose; (ii) if revoked by the Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, in either case with 60 days' prior written notice to the Manager; or (iii) at the election of the Manager with 60 days' prior written notice to the Directors. The authority of the Manager to provide Advice and Management pursuant to this Section 3.4 shall automatically terminate upon the occurrence of any event in connection with the Manager, its provision of Advice and Management, this Agreement or otherwise constituting an "assignment" within the meaning of the 1940 Act. If the authority of the Manager under this Section 3.4 is terminated as provided herein, the Directors may appoint, subject to the approval thereof by a majority of the Independent Directors and by vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund, a person or persons to provide Advice and Management to the Fund, and shall cause the terms and conditions of such appointment to be stated in an agreement executed on behalf of the Fund and such person or persons. Notwithstanding anything in this Agreement to the contrary, upon receiving the requisite approval set forth in the preceding sentence, the Fund, and the General Partners on behalf of the Fund, shall have the power and authority to enter into such agreement without any further act, vote or approval of any Partner.

(b) So long as the Manager has been and continues to be authorized to provide Advice and Management, it shall have, subject to any policies and restrictions set forth in any current offering memorandum issued by the Fund, this Agreement, the Form N-2 or the 1940 Act, or adopted from time to time by the Directors and communicated in writing to the Manager, full discretion and authority (i) to manage the assets and liabilities of the Fund and (ii) to manage the day-to-day business and affairs of the Fund. In furtherance of and subject to the foregoing, the Manager, except as otherwise provided in this Agreement, shall have full power and authority on behalf of the Fund:

          (1) to purchase, sell, exchange, trade and otherwise deal in and with Securities and other property of the Fund and to loan Securities of the Fund;

          (2) to do any and all acts and exercise all rights with respect to the Fund's interest in any person, firm, corporation, partnership or other entity, including, without limitation, the voting of limited partnership interests or shares of the Investment Funds;

          (3) to enter into agreements with the Investment Funds irrevocably to forego the Fund's right to vote its interests or shares of the Investment Funds;

          (4) to enter into agreements with the Investment Funds that provide for, among other things, the indemnification by the Fund of the Investment Funds and the Investment Managers to the same or different extent as provided for in respect of the Manager, and to terminate such agreements;

          (5) to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of Securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Manager considers appropriate, and to grant limited discretionary authorization to such persons with respect to price, time and other terms of investment and trading transactions;

          (6) to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund's investments, and to instruct custodians regarding the settlement of transactions, the disbursement of payments to Partners with respect to repurchases of Interests and the payment of Fund expenses, including those relating to the organization and registration of the Fund;

          (7) to issue to any Partner an instrument certifying that such Partner is the owner of an Interest;

          (8) to call and conduct meetings of Partners at the Fund's principal office or elsewhere as it may determine and to assist the Directors in calling and conducting meetings of the Directors;

          (9) to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Manager may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Directors;

          (10) to engage the services of persons other than the Subadvisers (the engagement of which shall be subject to Section 3.4(b)(15)) to assist the Manager in providing, or to provide under the Manager's control and supervision, Advice and Management to the Fund at the expense of the Manager and to terminate such services;

          (11) to assist in the preparation and filing of any required tax or information returns to be made by the Fund;

          (12) as directed by the Directors, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

          (13) if directed by the Directors, to arrange for the purchase of (A) Insurance, or (B) any insurance covering the potential liabilities of the Fund or relating to the performance of the Directors or the Manager, or any of their principals, directors, officers, members, employees and agents;

          (14) to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are necessary and appropriate for the conduct of the business of the Fund; and

          (15) (A) to direct the formulation of investment policies and strategies for the Fund using a multi-asset and multiple manager strategy whereby some or all of the Fund's assets may be committed from time to time by the Manager to the discretionary management of one or more Subadvisers, the selection of which shall be subject to the approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from the provisions of the 1940 Act requiring such approval, (B) to enter into agreements with the Subadvisers that provide for, among other things, the indemnification by the Fund of the Subadvisers to the same or different extent as provided for in respect of the Manager, and to terminate such agreements, (C) to authorize the payment of fees and allocations of profits to Subadvisers pursuant to their respective governing documents and any rebates or reductions of such fees or allocations which shall be for the benefit of the Fund and (D) to identify appropriate Subadvisers, assess the most appropriate investment vehicles (general or limited partnerships, separate managed accounts or other investment vehicles (pooled or otherwise) that invest or trade in Securities, and determine the assets to be committed to each Subadviser and invested through the Subadviser, which investments shall be subject in each case to the terms and conditions of the respective governing documents used by the Subadviser.

3.5. CUSTODY OF ASSETS OF THE FUND. Notwithstanding anything to the contrary contained herein, the Manager shall not have any authority to hold or have possession or custody of any funds, Securities or other property of the Fund. The physical possession of all funds, Securities or other property of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund. The Manager shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the funds, Securities or other assets of the Fund, and all such duties of collection, physical acquisition or safekeeping shall be the sole obligation of such custodians.

3.6. BROKERAGE. In the course of selecting brokers, dealers and other financial intermediaries for the execution, clearance and settlement of transactions for the Fund pursuant to Sections 3.4(b)(5) and (6) hereof, the Manager may, subject to such policies as are adopted by the Fund and to the provisions of applicable law, agree to such commissions, fees and other charges on behalf of the Fund as it shall deem reasonable in the circumstances taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Fund and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the Federal securities laws. The Manager, subject to such procedures as may be adopted by the Directors, may use Affiliates of the Manager as brokers to effect the Fund's Securities transactions and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

3.7. OTHER ACTIVITIES.

(a) The General Partners shall not be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

(b) Any Partner, and any Affiliate of any Partner, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Partner shall have any rights in or to such activities of any other Partner, or any profits derived therefrom.

(c) The Manager and its members, directors, officers, employees and beneficial owners, from time to time may acquire, possess, manage, hypothecate and dispose of Securities or other investment assets, and engage in any other investment transaction, for any account over which it or they exercise discretionary authority, including their own accounts, the accounts of their families, the account of any entity in which it or they have a beneficial interest or the accounts of others for whom they may provide investment advisory or other services, notwithstanding the fact that the Fund may have or may take a position of any kind or otherwise; PROVIDED, HOWEVER, that the Manager shall not cause the Fund to purchase any asset from or sell any asset to any such discretionary account without the consent of the Directors and in accordance with the 1940 Act.

(d) To the extent that at law or in equity the General Partners, the Directors or the Manager have duties (including fiduciary duties) and liabilities relating thereto to the Fund or to any other Partner, any such person acting under this Agreement shall not be liable to the Fund or to any other Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of the General Partners, the Directors or the Manager otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such person.

3.8. DUTY OF CARE.

(a) The Directors, the General Partners and the Manager, including any officer, director, partner, member, principal, employee or agent of the foregoing, shall not be liable to the Fund or to any of its Partners for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties hereunder.

(b) Limited Partners not in breach of any obligation hereunder or under any agreement pursuant to which the Limited Partner subscribed for an Interest shall be liable to the Fund, any Partner or third parties only as required by the Delaware Act.

3.9. INDEMNIFICATION.

(a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.9(b) hereof, indemnify each General Partner (including for this purpose each officer, director, member, partner, principal, employee or agent of, or any person who controls, a General Partner or a member thereof, and their executors, heirs, assigns, successors or other legal representatives), the Manager (including for this purpose each officer, director, member, partner, principal, employee or agent of, or any person who controls, the Manager or a member thereof, and their executors, heirs, assigns, successors or other legal representatives) and each Director (and their executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an "indemnitee"), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a General Partner, Manager or Director, respectively, of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.9 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.9 to the fullest extent permitted by law.

(b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.9(a) hereof; PROVIDED, HOWEVER, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Independent Directors (excluding any Director who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.9(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Independent Directors (excluding any Director who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Fund or its Partners to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

(d) Any indemnification or advancement of expenses made pursuant to this Section
3.9 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.9 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.9 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.9. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.9, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.9 shall be on the Fund (or any Partner acting derivatively or otherwise on behalf of the Fund or its Partners).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.9 or to which he or it may otherwise be entitled except out of the assets of the Fund, and no Partner shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.9 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any General Partner, Manager, Director or other person.

3.10. FEES, EXPENSES AND REIMBURSEMENT.

(a) So long as PWFA (or its affiliates) provides PWFA Services to the Fund, it shall be entitled to receive such fees as may be agreed to by PWFA and the Fund pursuant to a separate written agreement, which, notwithstanding anything in this Agreement to the contrary, may be entered into by the Fund, and the Manager on behalf of the Fund, without any further act, vote or approval of any Partner.

(b) The Fund shall compensate each Director for his or her services hereunder as may be agreed to by the Directors and the General Partners. In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(c) The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Manager pursuant hereto. Expenses to be borne by the Fund include, but are not limited to, the following:

          (1) all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Investment Funds;

          (2) all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;

          (3) the costs and expenses of holding any meetings of any Partners that are regularly scheduled, permitted or are required to be held by this Agreement, the 1940 Act or other applicable law;

          (4) fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

          (5) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the General Partners or the Directors;

          (6) any fees payable to PWFA or its affiliates for PWFA Services;

          (7) all costs and expenses associated with the organization of Investment Funds managed by Subadvisers and with the selection of Investment Managers, including due diligence and travel-related expenses;

          (8) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Limited Partners;

          (9) all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio;

          (10) all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

          (11) fees payable to custodians and other persons providing administrative services to the Fund; and

          (12) such other types of expenses as may be approved from time to time by the Directors, other than those required to be borne by the Manager.

The Manager shall be entitled to reimbursement from the Fund for any of the above expenses that it pays on behalf of the Fund.

(d) Subject to procuring any required regulatory approvals, the Fund from time to time, alone or in conjunction with other accounts for which the Manager, or any Affiliate of the Manager, acts as general partner or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the General Partners shall determine.


                                   ARTICLE IV

     Termination of Status of General Partners, Removal of General Partners,
                            Transfers and Repurchases

4.1. TERMINATION OF STATUS OF A GENERAL PARTNER.

(a) A General Partner shall cease to be a general partner of the Fund if the General Partner (i) shall be dissolved or otherwise shall terminate its existence; (ii) shall voluntarily withdraw as General Partner; (iii) shall be removed; (iv) shall transfer its entire Interest as General Partner as permitted under Section 4.3 hereof and such person to which such Interest is transferred is admitted as a substitute General Partner pursuant to Section 2.6(a) hereof; or (v) shall otherwise cease to be a general partner of the Fund under Section 17-402(a) of the Delaware Act.

(b) A General Partner may not withdraw voluntarily as a General Partner until the earliest of (i) one year from the date on which the General Partner shall have given the Directors written notice of its intention to effect such withdrawal (or upon lesser notice if in the opinion of counsel to the Fund, such withdrawal is not likely to cause the Fund to lose its partnership tax classification or as otherwise permitted by the 1940 Act); (ii) the date on which the authority of the Manager to provide Advice and Management is terminated (other than at the election of the Manager) pursuant to Section 3.4(a) hereof, unless within 30 days after such termination, the Directors request the General Partner not to withdraw, in which case 180 days after the date of such termination, unless a successor general partner is earlier approved by the Fund; and (iii) the date on which one or more persons shall have agreed to assume the obligations of the Manager hereunder with the approval of the Directors and such other approvals as may be required by the 1940 Act.

4.2. REMOVAL OF GENERAL PARTNERS. Any General Partner may be removed by the vote or written consent of Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Partners.

4.3. TRANSFER OF INTERESTS OF GENERAL PARTNERS. A General Partner may not Transfer its Interest as the General Partner except to persons who have agreed to be bound by all of the terms of this Agreement and pursuant to applicable law. By executing this Agreement, each other Partner shall be deemed to have consented to any such Transfer permitted by the preceding sentence.

4.4. TRANSFER OF INTERESTS OF LIMITED PARTNERS.

(a) An Interest or portion thereof of a Limited Partner may be Transferred only
(i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Limited Partner or (ii) with the written consent of the General Partners (which may be withheld in their sole and absolute discretion). In addition, the General Partners may not consent to a Transfer of an Interest or a portion thereof of a Limited Partner unless the person to whom such Interest is transferred (or each of such person's equity owners if such a person is a "private investment company" as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the 1940 Act, or a business development company as defined under the Advisers Act) is a person whom the General Partners believe meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements. If any transferee does not meet such investor eligibility requirements, the Fund reserves the right to redeem its Interest. In addition to the foregoing, no Limited Partner shall be permitted to Transfer its Interest or portion thereof unless after such Transfer the balance of the Capital Account of the transferee, and of the Limited Partner Transferring less than its entire Interest, is at least equal to the amount of the Limited Partner's initial Capital Contribution. Any permitted transferee shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Limited Partner unless and until such transferee becomes a substituted Limited Partner. If a Limited Partner Transfers an Interest or portion thereof with the approval of the General Partners, the General Partners shall promptly take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is transferred is admitted to the Fund as a Limited Partner. The admission of any transferee as a substituted Limited Partner shall be effective upon the execution and delivery by, or on behalf of, such substituted Limited Partner of this Agreement or a counterpart hereof. Each Limited Partner and transferee agrees to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.

(b) Each Limited Partner shall indemnify and hold harmless the Fund, the General Partners, the Directors, the Manager, each other Limited Partner and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from
(i) any Transfer made by such Limited Partner in violation of this Section 4.4 and (ii) any misrepresentation by such Limited Partner in connection with any such Transfer.

4.5. REPURCHASE OF INTERESTS.

(a) Except as otherwise provided in this Agreement, no Partner or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase an Interest or portion thereof. The General Partners may from time to time, in their complete and exclusive discretion and on such terms and conditions as they may determine, cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the General Partners shall consider the following factors, among others:

          (1) whether any Partners have requested to tender Interests or portions thereof to the Fund;

          (2) the liquidity of the Fund's assets;

          (3) the investment plans and working capital requirements of the Fund;

          (4) the relative economies of scale with respect to the size of the Fund;

          (5) the history of the Fund in repurchasing Interests or portions thereof;

          (6) the condition of the securities markets; and

          (7) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

The General Partners shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Fund and to all Partners and persons holding Interests acquired from Partners, as applicable.

(b) Except as set forth in Sections 4.5(c) and (d) hereof, a General Partner may tender its Interest or a portion thereof under Section 4.5(a) hereof only if and to the extent that (1) such repurchase would not cause the value of the Capital Account of the General Partner to be less than the value thereof required to be maintained pursuant to Section 5.1(c) hereof, or (2) in the opinion of legal counsel to the Fund, such repurchase would not jeopardize the classification of the Fund as a partnership for U.S. Federal income tax purposes.

(c) More than 180 days after termination of the authority to provide Advice and Management, the Manager, if it is a General Partner, may, by written notice to the Directors, tender to the Fund all or any portion of its Capital Account, established and maintained by it as a general partner of the Fund, which it is not required to maintain pursuant to Section 5.1(c) hereof until it ceases to be a general partner of the Fund pursuant to Section 4.1(a) hereof. Within 30 days after the receipt of such notice, the Directors shall cause the tendered portion of such Capital Account to be repurchased by the Fund for cash, subject to any adjustment pursuant to Section 5.7 hereof.

(d) If a General Partner ceases to be a general partner of the Fund pursuant to
Section 4.1 hereof and the business of the Fund is continued pursuant to Section 6.1(a)(2) hereof, the former General Partner (or its trustee or other legal representative) may, by written notice to the Directors within 60 days of the action resulting in the continuation of the Fund pursuant to Section 6.1(a)(2) hereof, tender to the Fund all or any portion of its Interest. Within 30 days after the receipt of such notice, the Directors shall cause such Interest to be repurchased by the Fund for cash in an amount equal to the balance of the former General Partner's Capital Account or applicable portion thereof, subject to any adjustment pursuant to Section 5.7 hereof. If the former General Partner does not tender to the Fund all of its Interest as permitted by this Section 4.5(d) such Interest shall be thereafter deemed to be and shall be treated in all respects as the Interest of a Limited Partner.

(e) The General Partners may cause the Fund to repurchase an Interest or portion thereof of a Limited Partner or any person acquiring an Interest or portion thereof from or through a Limited Partner in the event that the General Partners determine or have reason to believe that:

          (1) such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Partner;

          (2) ownership of such an Interest by a Partner or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities or commodities laws of the United States or any other relevant jurisdiction;

          (3) continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Directors or the General Partners, or may subject the Fund or any of the Partners to an undue risk of adverse tax or other fiscal consequences;

          (4) any of the representations and warranties made by a Partner in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

          (5) it would be in the best interests of the Fund, as determined by the General Partners, for the Fund to repurchase such an Interest or portion thereof.

(f) Repurchases of Interests or portions thereof by the Fund shall be payable in cash, without interest, or, in the discretion of the General Partners, in Securities (or any combination of Securities and cash) of equivalent value. All such repurchases shall be subject to any and all conditions as the General Partners may impose and shall be effective as of a date set by the General Partners after receipt by the Fund of all eligible written tenders of Interests or portion thereof. The amount due to any Partner whose Interest or portion thereof is repurchased shall be equal to the value of such Partner's Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Partner's Capital Account as of such date. Notwithstanding anything to the contrary in this Agreement, a Partner may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the asset distributed to him exceeds the percentage of that asset which is equal to the percentage in which he shares in distributions from the Fund.


                                    ARTICLE V

                                     CAPITAL

5.1. CONTRIBUTIONS TO CAPITAL.

(a) The minimum initial contribution of each Partner to the capital of the Fund shall be $250,000 ($25,000 for employees or directors of the Manager and its affiliates, and members of their immediate families, and, in the sole discretion of the Manager, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families) or such other amount as the General Partners may determine from time to time. The amount of the initial contribution of each Partner shall be recorded by the General Partners upon acceptance as a contribution to the capital of the Fund.

(b) The Limited Partners may make additional contributions to the capital of the Fund effective as of such times and in such amounts as the General Partners may permit, but no Limited Partner shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Section
5.7 hereof.

(c) A General Partner may make additional contributions to the capital of the Fund effective as of such times and in such amounts as it may determine, and shall be required to make additional contributions to the capital of the Fund from time to time to the extent necessary to maintain the balance of its Capital Account at an amount, if any, necessary to ensure that the Fund will be treated as a partnership for Federal income tax purposes. Except as provided above or in the Delaware Act, no General Partner shall be required or obligated to make any additional contributions to the capital of the Fund.

(d) Except as otherwise permitted by the General Partners, (i) initial and any additional contributions to the capital of the Fund by any Partner shall be payable in cash or in such Securities that the General Partners, in their absolute discretion, may agree to accept on behalf of the Fund, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Fund shall charge each Partner making a contribution in Securities to the capital of the Fund such amount as may be determined by the General Partners not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Partner in full at the time the contribution to the capital of the Fund to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section
7.3 hereof as of the date of contribution.

(e) The minimum initial and additional contributions set forth in (a) and (b) of this Section 5.1 may be reduced by the General Partners.

5.2. RIGHTS OF PARTNERS TO CAPITAL. No Partner shall be entitled to interest on his or its contribution to the capital of the Fund, nor shall any Partner be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Partner's Interest pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.7(b) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Partner shall be liable for the return of any such amounts. To the fullest extent permitted by applicable law, no Partner shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

5.3. CAPITAL ACCOUNTS.

(a) The Fund shall maintain a separate Capital Account for each Partner.

(b) Each Partner's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting such Partner's initial contribution to the capital of the Fund.

(c) Each Partner's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting additional contributions by such Partner to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) any amount credited to such Partner's Capital Account pursuant to Sections 5.4 through 5.7 hereof.

(d) Each Partner's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Partner or distributions to such Partner pursuant to Sections 4.5, 5.12 or 6.2 hereof which are not reinvested, plus (ii) any amounts debited against such Partner's Capital Account pursuant to Sections 5.4 through 5.8 hereof.

(e) In the event all or a portion of an interest in the Partnership is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

5.4. ALLOCATION OF NET PROFIT AND LOSS. Subject to Section 5.9 hereof, as of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Partners in accordance with their respective Fund Percentages for such Fiscal Period.

5.5. ALLOCATION OF INSURANCE PREMIUMS AND PROCEEDS.

(a) Any premiums payable by the Fund for Insurance purchased pursuant to Section 3.10(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Partner who is a partner of the Fund during such Fiscal Period in accordance with such Partner's Fund Percentage for such Fiscal Period.

(b) Proceeds, if any, to which the Fund may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Partner who is a partner of the Fund during the Fiscal Period in which the event which gives rise to recovery of proceeds occurs in accordance with such Partner's Fund Percentage for such Fiscal Period.

5.6. ALLOCATION OF CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES.

(a) If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Partner, then the General Partners, without limitation of any other rights of the Fund or the General Partners, shall cause the amount of such obligation to be debited against the Capital Account of such Partner when the Fund pays such obligation, and any amounts then or thereafter distributable to such Partner shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Partner and any successor to such Partner's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the General Partners, the amount of such excess. A General Partner shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Partner that may be eligible for such reduction or exemption; provided, that in the event that the General Partners determine that a Partner is eligible for a refund of any withholding tax, the General Partners may, at the request and expense of such Partner, assist such Partner in applying for such refund.

(b) Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the General Partners to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Partners, shall be charged to only those Partners on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Partners as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

5.7. RESERVES.

(a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Partners for contingent liabilities, if any, as of the date any such contingent liability becomes known to the General Partners, such reserves to be in the amounts which the General Partners in their sole discretion deem necessary or appropriate. The General Partners may increase or reduce any such reserves from time to time by such amounts as they in their sole discretion deem necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Partners at the time when such reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Partners, the amount of such reserve, increase, or decrease instead shall be charged or credited to those parties who were Partners at the time, as determined by the General Partners in their sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.

(b) If any amount is required by paragraph (a) of this Section 5.7 to be charged or credited to a party who is no longer a Partner, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the General Partners determine that such charge or credit is required. In the case of a charge, the former Partner shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; PROVIDED, HOWEVER, that (i) in no event shall a former Partner be obligated to make a payment exceeding the amount of such Partner's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Partner. To the extent that a former Partner fails to pay to the Fund, in full, any amount required to be charged to such former Partner pursuant to paragraph
(a), the deficiency shall be charged proportionately to the Capital Accounts of the Partners at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Partners.

5.8. PERFORMANCE ALLOCATION.

(a) The Manager shall be entitled to the Performance Allocation with respect to each Limited Partner for a Measurement Period as long as the authority to provide Advice and Management under Section 3.4 hereof was effective, and the Manager was a general partner of the Fund, on the first day of the Measurement Period. The Performance Allocation, if applicable, shall be debited against the Capital Account of each Limited Partner as of the last day of each Measurement Period with respect to such Limited Partner and the amount so debited shall be credited simultaneously to the Capital Account of such General Partner, or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Partners as have been designated in any written notice delivered by such General Partner to the Fund within 90 days after the close of such Measurement Period. The Performance Allocation will be calculated separately with respect to each Limited Partner for each Measurement Period and will be made only if such Limited Partner's Positive Allocation Change for such Measurement Period, if any, exceeds such Limited Partner's Threshold Return for such Measurement Period; provided, however, that any Performance Allocation to be made with respect to a Limited Partner for a Measurement Period will be reduced by an amount necessary so that such Limited Partner's Positive Allocation Change for such Measurement Period after reduction by any applicable Performance Allocation is at least equal to the amount of such Limited Partner's Threshold Return for such Measurement Period; and, further provided that no Performance Allocation will be made with respect to a Limited Partner for a Measurement Period if such Limited Partner was a Special Limited Partner as of the first day of such Measurement Period.

(b) Within 30 days of each Measurement Period with respect to each Limited Partner, the Manager may withdraw up to 98% of the Performance Allocation (computed on the basis of unaudited data) that was credited to the Capital Account of such General Partner, and debited from such Limited Partner's Capital Account with respect to such Measurement Period only if and to the extent that such withdrawal would not cause the value of the Capital Account of such General Partner to be less than the value thereof required to be maintained pursuant to
Section 5.1(c) hereof. Subject to such criteria, the Fund shall pay the Manager the undrawn balance of such Performance Allocation (subject to audit adjustments) within 30 days after the completion of the audit of the Fund's books. Any amount of such Performance Allocation not withdrawn by the Manager pursuant to the first sentence of this Section 5.8(b) shall be deemed reinvested in the Fund by such General Partner.

5.9. ALLOCATION TO AVOID CAPITAL ACCOUNT DEFICITS. To the extent that any debits pursuant to Sections 5.4 through 5.7 hereof would reduce the balance of the Capital Account of any Limited Partner below zero and as long as the Manager is a general partner of the Fund, that portion of any such debits instead shall be allocated to the Capital Account of such General Partner. Any credits in any subsequent Fiscal Period which otherwise would be allocable pursuant to Sections
5.4 through 5.7 hereof to the Capital Account of any Limited Partner previously affected by the application of this Section 5.9 instead shall be allocated to the Capital Account of such General Partner in such amounts as are necessary to offset all previous debits attributable to such Limited Partner, pursuant to this Section 5.9, that have not been recovered.

5.10. ALLOCATIONS PRIOR TO CLOSING DATE. As long as the Manager is a general partner of the Fund, any net cash profits or any net cash losses realized by the Fund from the purchase or sale of Securities during the period ending on the day prior to the Closing Date shall be allocated to the Capital Account of such General Partner. (No unrealized item of profit or loss shall be allocated pursuant to this Section 5.10 to the Capital Account of any Partner.)

5.11. TAX ALLOCATIONS. For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Partners in such a manner as to reflect equitably amounts credited or debited to each Partner's Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 5.11 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Partners such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

If the Fund realizes net capital gains for Federal income tax purposes for any Fiscal Year during or as of the end of which one or more Positive Basis Partners (as hereinafter defined) withdraw from the Fund pursuant to Articles IV or VI hereof, the General Partners may elect to allocate such net gains as follows:
(i) to allocate such net gains among such Positive Basis Partners, PRO RATA in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Partner, until either the full amount of such net gains shall have been so allocated or the Positive Basis of each such Positive Basis Partner shall have been eliminated and (ii) to allocate any net gains not so allocated to Positive Basis Partners to the other Partners in such manner as shall reflect equitably the amounts credited to such Partners' Capital Accounts.

As used herein, (i) the term "Positive Basis" shall mean, with respect to any Partner and as of any time of calculation, the amount by which the total of such Partner's Capital Account as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its interest in the Fund as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such interest, including by reason of death), and (ii) the term "Positive Basis Partner" shall mean any Partner who withdraws from the Fund and who has a Positive Basis as of the effective date of its withdrawal.

5.12. DISTRIBUTIONS.

(a) The General Partners may authorize the Fund to make distributions in cash or in kind at any time to all of the Partners on a PRO RATA basis in accordance with the Partners' Fund Percentages.

(b) The General Partners may withhold taxes from any distribution to any Partner to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Partner shall be deemed to be a distribution or payment to such Partner, reducing the amount otherwise distributable to such Partner pursuant to this Agreement and reducing the Capital Account of such Partner.

(c) Notwithstanding any provision to the contrary contained in this Agreement, the Fund and the General Partners on behalf of the Fund shall not make a distribution to any Partner on account of its interest in the Fund if such distribution would violate Section 17-607 of the Delaware Act or other applicable law.


                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

6.1. DISSOLUTION.

(a) The Fund shall be dissolved at any time there are no Limited Partners or upon the occurrence of any of the following events:

          (1) upon the affirmative vote to dissolve the Fund by both (i) the Directors and (ii) Partners holding at least two-thirds of the total number of votes eligible to be cast by all Partners;

          (2) upon either of (i) an election by the General Partners to dissolve the Fund or (ii) a General Partner ceasing to be a general partner of the Fund pursuant to Section 4.1 hereof (other than in conjunction with a Transfer of the Interest of a General Partner permitted by
          Section 4.3 hereof to a person who is admitted as a substitute General Partner pursuant to Section 2.6(a) hereof), unless (a) as to the event set forth in clause (ii) above, there is at least one other general partner of the Fund who is hereby authorized to and does carry on the business of the Fund, and (b) as to either event both the Directors and the Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Partners shall elect within 60 days after such event to continue the business of the Fund and a person to be admitted to the Fund, effective as of the date of such event, as an additional General Partner has agreed to make such contributions to the capital of the Fund as are required to be made pursuant to Section 5.1(c) hereof;

          (3) upon the failure of Partners to approve of successor Directors at a meeting called by the General Partners in accordance with Section 2.11(c) hereof when no Director remains to continue the business of the Fund;

          (4) upon the expiration of any two-year period which commences on the date on which any Limited Partner has submitted a written notice to the Fund requesting to tender such Partner's entire Interest for repurchase by the Fund if such Limited Partner has not been permitted to do so at any time during such period; or

          (5) as required by operation of law.

Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or, to the extent permitted by the Delaware Act, the conclusion of any applicable 60-day period during which the Directors and Partners may elect to continue the business of the Fund as provided above, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

(b) Except as provided in Section 6.1(a) hereof or in the Delaware Act, the death, mental illness, dissolution, termination, liquidation, bankruptcy, reorganization, merger, sale of substantially all of the stock or assets of or other change in the ownership or nature of a Partner, the admission to the Fund of a new Partner, the withdrawal of a Partner from the Fund, or the transfer by a Partner of his Interest to a third party shall not cause the Fund to dissolve.

6.2. LIQUIDATION OF ASSETS.

(a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the General Partners shall promptly liquidate the business and administrative affairs of the Fund, except that if the General Partners are unable to perform this function, a liquidator elected by Partners holding a majority of the total number of votes eligible to be cast by all Partners shall promptly liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof. Subject to the Delaware Act, the proceeds from liquidation (after establishment of appropriate reserves for all claims and obligations, including all contingent, conditional or unmatured claims and obligations in such amount as the General Partners or liquidator shall deem appropriate in their or its sole discretion as applicable) shall be distributed in the following manner:

          (1) the debts of the Fund, other than debts, liabilities or obligations to Partners, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund's assets to the Partners has been completed, shall first be paid on a PRO RATA basis;

          (2) such debts, liabilities or obligations as are owing to the Partners shall be paid next in their order of seniority and on a PRO RATA basis; and

          (3) the Partners shall be paid next on a PRO RATA basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Partners' Capital Accounts for the Fiscal Period ending on the date of the distributions under this
          Section 6.2(a)(3).

(b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Fund, subject to the Delaware Act and the priorities set forth in Section 6.2(a), the General Partners or other liquidator may distribute ratably in-kind any assets of the Fund; PROVIDED, HOWEVER, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution. Notwithstanding anything to the contrary in this Agreement, the General Partner may compel a Partner to accept a distribution of any asset in-kind from the Fund notwithstanding that the percentage of the asset distributed to the Partner exceeds a percentage of that asset that is equal to the percentage in which such Partner shares in distributions from the Fund.


                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

7.1. ACCOUNTING AND REPORTS.

(a) The Fund shall adopt for tax accounting purposes any accounting method which the General Partners shall decide in their sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

(b) After the end of each taxable year, the Fund shall furnish to each Partner such information regarding the operation of the Fund and such Partner's Interest as is necessary for Partners to complete Federal and state income tax or information returns and any other tax information required by federal or state law.

(c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Limited Partner a semi-annual report and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to each Partner such other periodic reports as it deems necessary or appropriate in its discretion.

(d) The General Partners shall provide the Directors with the identity of the members of the General Partners and thereafter shall notify the Directors of any change in the membership of the General Partners within a reasonable time after such change.

7.2. DETERMINATIONS BY GENERAL PARTNERS.

(a) All matters concerning the determination and allocation among the Partners of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the General Partners unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Partners.

(b) The General Partners may make such adjustments to the computation of Net Profit or Net Loss, the Allocation Change with respect to any Limited Partner, or any components (withholding any items of income, gain, loss or deduction) comprising any of the foregoing as they consider appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Partners.

7.3. VALUATION OF ASSETS.

(a) Except as may be required by the 1940 Act, the General Partners shall value or have valued any Securities or other assets and liabilities of the Fund (other than assets invested in Investment Funds) as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the General Partners and which conform to the requirements of the 1940 Act. Assets of the Fund that are invested in Investment Funds managed by the Subadvisers shall be valued in accordance with the terms and conditions of the respective agreements of the Investment Funds. Assets of the Fund invested in Investment Funds not managed by the Subadvisers shall be valued at fair value, which ordinarily will be the value determined by their investment managers in accordance with the policies established by the relevant Investment Fund. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities fixed or contingent, the unamortized portion of any organizational expenses and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Partners and all parties claiming through or under them.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

8.1. AMENDMENT OF PARTNERSHIP AGREEMENT.

(a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Directors (including the vote of a majority of the Independent Directors, if required by the 1940
Act), (ii) the General Partners or (iii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.


(b) Any amendment that would:

          (1) increase the obligation of a Partner to make any contribution to the capital of the Fund;

          (2) reduce the Capital Account of a Partner other than in accordance with Article V; or

          (3) modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Partner adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Limited Partner has received written notice of such amendment and (B) any Limited Partner objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the General Partners) to tender his entire Interest for repurchase by the Fund.

(c) The General Partners at any time without the consent of the other Partners may:

          (1) restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

          (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Partner in any material respect; and

          (3) amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code, subject, however, to the limitation that any amendment to this Agreement pursuant to Sections 8.1(c)(2) or (3) hereof shall be valid only if approved by the Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act).

(d) The General Partners shall give prior written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Partner, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Partner upon request.

8.2. SPECIAL POWER OF ATTORNEY.

(a) Each Partner hereby irrevocably makes, constitutes and appoints each of the General Partners and each of the Directors, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Partner, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

          (1) any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

          (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

          (3) all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited partnership under the Delaware Act.

(b) Each Partner is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Partner's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Partner agrees that, notwithstanding any objection which such Partner may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Partner is fully aware that each Partner will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the General Partners and each of the Directors, acting severally, and any liquidator of the Fund's assets, appointed pursuant to
Section 6.2 hereof, and as such:

          (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the General Partners, the Directors or any liquidator shall have had notice thereof; and

          (2) shall survive the delivery of a Transfer by a Partner of the whole or any portion of such Partner's Interest, except that where the transferee thereof has been approved by the General Partners for admission to the Fund as a substituted Partner, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the General Partners, the Directors or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

8.3. NOTICES. Notices which may or are required to be provided under this Agreement shall be made, if to a Limited Partner, by regular mail, or, if to a General Partner, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the General Partners in the case of notice given to any Partner, and to each of the Partners in the case of notice given to the General Partners). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4. AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

8.5. APPLICABILITY OF 1940 ACT AND FORM N-2. The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Partners. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

8.6. CHOICE OF LAW; ARBITRATION.

(a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

(B) EACH PARTNER AGREES TO SUBMIT ALL CONTROVERSIES ARISING BETWEEN OR AMONG PARTNERS OR ONE OR MORE PARTNERS AND THE FUND IN CONNECTION WITH THE FUND OR ITS BUSINESSES OR CONCERNING ANY TRANSACTION, DISPUTE OR THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS OR ANY OTHER AGREEMENT, WHETHER ENTERED INTO PRIOR TO, ON OR SUBSEQUENT TO THE DATE HEREOF, TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW. EACH PARTNER UNDERSTANDS THAT:

          (1) ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

          (2) THE PARTIES ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL;

          (3) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS;

          (4) THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND A PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED; AND

          (5) A PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

(C) CONTROVERSIES SHALL BE DETERMINED BY ARBITRATION BEFORE, AND ONLY BEFORE, AN ARBITRATION PANEL CONVENED BY THE NEW YORK STOCK EXCHANGE, INC. ("NYSE") OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), TO THE FULLEST EXTENT PERMITTED BY LAW. THE PARTIES MAY ALSO SELECT ANY OTHER NATIONAL SECURITIES EXCHANGE'S ARBITRATION FORUM UPON WHICH A PARTY IS LEGALLY REQUIRED TO ARBITRATE THE CONTROVERSY, TO THE FULLEST EXTENT PERMITTED BY LAW. SUCH ARBITRATION SHALL BE GOVERNED BY THE RULES OF THE ORGANIZATION CONVENING THE PANEL. JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OVER THE PARTY OR PARTIES AGAINST WHOM SUCH AWARD IS RENDERED. EACH PARTNER AGREES THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.

(D) NO PARTNER SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNLESS AND UNTIL: (I) THE CLASS CERTIFICATION IS DENIED; OR (II) THE CLASS IS DECERTIFIED; OR (III) THE PARTNER IS EXCLUDED FROM THE CLASS BY THE COURT. THE FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

8.7. NOT FOR BENEFIT OF CREDITORS. The provisions of this Agreement are intended only for the regulation of relations among past, present and future Partners and the Fund. This Agreement is not intended for the benefit of non-Partner creditors and no rights are granted to non-Partner creditors under this Agreement.

8.8. CONSENTS. Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

8.9. MERGER AND CONSOLIDATION.

(a) The Fund may merge or consolidate with or into one or more limited partnerships formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 17-211(b) of the Delaware Act.

(b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with
Section 17-211(b) of the Delaware Act may, to the extent permitted by Section 17-211(g) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new partnership agreement for the Fund if it is the surviving or resulting limited partnership in the merger or consolidation, or
(iii) provide that the partnership agreement of any other constituent partnership to the merger or consolidation (including a limited partnership formed for the purpose of consummating the merger or consolidation) shall be the partnership agreement of the surviving or resulting limited partnership.

8.10. PRONOUNS. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

8.11. CONFIDENTIALITY.

(a) A Limited Partner may obtain from the General Partners, for any purpose reasonably related to the Limited Partner's Interest in the Fund, such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the General Partners.

(b) Each Limited Partner covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Limited Partner (collectively, "Confidential Information") without the prior written consent of the General Partners, which consent may be withheld in their sole discretion.

(c) Each Partner recognizes that in the event that this Section 8.11 is breached by any Partner or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Partners and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Partners and the Fund may be entitled, such Partners also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. If any non-breaching Partner or the Fund determines that any of the other Partners or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Partners agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

(d) The General Partners shall have the right to keep confidential from the Limited Partners for such period of time as the General Partners deem reasonable, any information which the General Partners reasonably believe to be in the nature of trade secrets or other information the disclosure of which the General Partners in good faith believe is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

8.12. CERTIFICATION OF NON-FOREIGN STATUS. Each Limited Partner or transferee of an Interest from a Limited Partner that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the General Partners may request, whether he is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Partner's status. Any Limited Partner who shall fail to provide such certification when requested to do so by the General Partners may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

8.13. SEVERABILITY. If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Partner agrees that it is the intention of the Partners that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.14. ENTIRE AGREEMENT. This Agreement (including the Schedules attached hereto which are incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

It is hereby acknowledged and agreed that the General Partners, without the approval of any Limited Partner may enter into written agreements ("Other Agreements") with Limited Partners, executed contemporaneously with the admission of such Limited Partners to the Fund, effecting the terms hereof in order to meet certain requirements of such Limited Partners. The parties hereto agree that any terms contained in an Other Agreement with a Limited Partner shall govern with respect to such Limited Partner notwithstanding the provisions of this Agreement.

8.15. DISCRETION. To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Limited Partners, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

8.16. COUNTERPARTS. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES 37-38 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11 ON PAGES 38-39.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

GENERAL PARTNER:
PW Fund Advisor, L.L.C.


By:__________________________

ORGANIZATIONAL LIMITED PARTNER

-----------------------------
Norman E. Sienko, Jr.

MANAGER:
PW Fund Advisor, L.L.C.


By:___________________________


DIRECTORS:

------------------------------
E. Garrett Bewkes, Jr.

------------------------------
Meyer Feldberg

------------------------------
George W. Gowen

LIMITED PARTNERS:

Each person who has signed or has had signed on its behalf a Limited Partner Signature Page, which shall constitute a counterpart hereof.

                                   SCHEDULE I

                                    DIRECTORS

                                NAME AND ADDRESS

                             E. Garrett Bewkes, Jr.
                          c/o PaineWebber Incorporated
                           1285 Avenue of the Americas
                            New York, New York 10019

                                 Meyer Feldberg
                             c/o Columbia University
                                  101 Uris Hall
                            New York, New York 10027

                                George W. Gowen
                                666 Third Avenue
                            New York, New York 10017

                                   APPENDIX B


                       DESCRIPTION OF THE INVESTMENT FUNDS
                       AND CERTAIN PERFORMANCE INFORMATION


          The Manager initially intends to invest approximately 80% of the Fund's assets in the Investment Funds described in this Appendix. However, no assurance can be given that the Manager will allocate the Fund's assets to all of these Investment Funds.

          A brief description of the investment strategies and historical performance of these Investment Funds is presented below. This information has been obtained from and reviewed by the relevant Investment Manager. The historical performance is based upon the results a full period investor would have achieved on an investment made in each Investment Fund for the period specified. The performance shown is net of fees and expenses and performance-based allocations, if applicable. The performance information has not been audited and does not comply with the standards established by the Association of Investment Management and Research (AIMR).

          The following pages describe the investment philosophy and methodology the Investment Manager of each Investment Fund has used to date, except as noted, and expects to use to manage the Investment Fund. The performance shown has been generated by applying this investment philosophy and methodology. Future investments, however, will be made under different economic conditions and may include different portfolio securities. The performance record of each Investment Fund is limited and may not reflect performance in different economic cycles. Investors should not assume that they will experience returns in the future, if any, comparable to those discussed herein. In comparing each Investment Fund's performance to market indices, potential investors should note that the indices are highly diversified and represent only unmanaged results of long investment, while each Investment Fund is not as diversified and an Investment Fund's portfolio may contain debt and equity investments, foreign securities, options and other derivatives and each Investment Manager may sell securities short and some Investment Managers may utilize leverage. Because of the differences among the Investment Funds' investment strategies and the performance of the equity market indices shown, no such index is directly comparable to the investment strategy of an Investment Fund.

          The Investment Manager's performance information for periods before those shown, if applicable, and for other accounts is available upon request by contacting the Manager. The performance tables should be read in conjunction with the notes thereto.

INVESTORS IN THE FUND WILL BEAR AN ADDITIONAL ASSET-BASED FEE AND
PERFORMANCE-BASED BONUS AND ADDITIONAL EXPENSES AT THE FUND LEVEL WHICH WILL REDUCE PERFORMANCE. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                     PEQUOT TECHNOLOGY PERENNIAL FUND, L.P.

--------------------------------------------------------------------------------
                                                     1997(a)          1998
Pequot Technology Perennial Fund, L.P. (b)             8.4%           99.8%
S&P 500 Index (c)                                      2.9%           28.6%
Morgan Stanley High Tech Index(d)                    (14.0%)          95.4%
Lipper Science & Technology Fund Index(e)            (15.5%)          46.9%
--------------------------------------------------------------------------------

          Pequot Technology Perennial Fund, L.P. ("Pequot Perennial") is an unregistered investment limited partnership whose investment objective is to achieve superior long-term capital appreciation through the purchase and sale of securities of companies in the information technology industry and its major subsectors, including communications hardware and services, semiconductors and semiconductor capital equipment, software, hardware and peripherals. Pequot Perennial engages in the short selling of stocks which are believed to be overvalued both as a potential source of profits and as a portfolio hedge. Pequot Perennial also may engage in options transactions and may utilize leverage. Pequot Perennial intends to invest primarily in U.S. equity securities; however, it may invest up to 20% of its assets in foreign securities and may trade in foreign currencies to hedge the currency risk of these securities.

          The investment manager of Pequot Perennial is Pequot Capital Management, Inc. ("Pequot Capital"). Pequot Capital was recently spun off from Dawson-Samberg Capital Management, Inc. ("Dawson Samberg"), which began managing hedge funds in 1986. Pequot Capital currently provides investment advisory services to private investment partnerships and offshore funds ("Pequot Family of Funds") as well as separately managed accounts. Pequot Capital's assets under management currently exceed $4.5 billion. The senior investment professionals of Pequot Capital have been the primary portfolio managers for the Pequot Family of Funds since the inception of each fund.

          Daniel C. Benton is the President of Pequot Capital and is the primary portfolio manager of the Pequot Technology Fund, L.P. and the Pequot Technology Offshore Fund, Inc. Mr. Benton joined Dawson Samberg in 1993 from Goldman, Sachs & Company in New York where he was a Vice President and securities analyst. From 1988 to 1992, Mr. Benton was selected for the Institutional Investor All-American Research Team in PC/peripherals and mainframes. He is also a five-time First Team position holder in PC/peripherals. Mr. Benton graduated magna cum laude and Phi Beta Kappa from Colgate University with a B.A. in 1980 and earned his M.B.A. from Harvard University in 1984.

--------

Notes:

(a) Pequot Perennial commenced operations on October 1, 1997. Returns for Pequot Perennial and the indices for 1997 are for the period October 1, 1997 through December 31, 1997.

(b) Pequot Capital is entitled to an annual management fee, paid quarterly, of 2% of Pequot Perennial's net assets and an annual performance allocation of 20% of net profits. The performance for Pequot Perennial is net of all fees and expenses, including performance allocations. At all times under consideration, the assets of Pequot Perennial were between $23 million and $240 million.

(c) The S&P 500 Index is an unmanaged index considered to be generally representative of the U.S. large cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses. Pequot Perennial does not restrict its investments to securities included in the S&P 500 Index.

(d) The Morgan Stanley High Tech Index is an equal dollar-weighted index of 35 stocks from nine technology subsectors: computer services, design software, server software, PC software and new media, networking and telecommunications equipment, server hardware, PC hardware and peripherals, specialized systems, and semiconductors. The performance data for the Morgan Stanley High Tech Index does not reflect dividends and does not deduct any fees or expenses. Pequot Perennial does not restrict its investments to securities in the Morgan Stanley High Tech Index.

(e) The Lipper Science & Technology Fund Index reflects the performance of 10 actively managed large mutual funds that have a technology focus. The performance data for the Lipper Science & Technology Fund Index includes the reinvestment of all dividends declared by such mutual funds and deducts any fees or expenses of such mutual funds.

The performance data is set forth solely for the information of prospective investors in the Fund. The statistical data for the S&P 500 Index, the Morgan Stanley High Tech Index and the Lipper Science & Technology Fund Index have been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness.


        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                         SPINNAKER TECHNOLOGY FUND, L.P.

--------------------------------------------------------------------------------
                                              1995(a)    1996     1997     1998
Spinnaker Technology Fund, L.P. (b)            94.2%     72.0%    11.9%    41.7%
S&P 500 Index (c)                              30.5%     23.0%    33.4%    28.6%
Morgan Stanley High Tech Index(d)              42.2%     21.3%    16.8%    95.4%
Lipper Science & Technology Fund Index(e)      34.0%     16.9%     7.8%    46.9%
--------------------------------------------------------------------------------

          Spinnaker Technology Fund, L.P. ("Spinnaker") is an unregistered investment limited partnership whose investment objective is significant capital appreciation. Spinnaker invests a majority of its assets in companies in the technology industry, which includes electronics technology companies, telecommunications companies, information processing providers, software and distribution companies, medical technology companies, and other companies that may use technology for strategic purposes. Spinnaker focuses on high quality growth companies, experiencing earnings growth in excess of 20% per year. Investments are made on the basis of fundamental analysis relative to valuations. Spinnaker also engages in short sales, may engage in options transactions and may utilize leverage.

          The investment manager of Spinnaker is Bowman Capital Management, L.L.C. ("Bowman Capital"). Bowman Capital currently provides investment advisory services to private investment partnerships and offshore funds with aggregate assets in excess of $ 1.4 billion. Prior to March 1997, the investment manager of Spinnaker was SoundView Asset Management, Inc. ("SoundView"); however, Lawrence A. Bowman has been the primary portfolio manager of Spinnaker since February 1995.

          Lawrence A. Bowman is the President and founder of Bowman Capital and is the primary portfolio manager of three other private investment vehicles that invest primarily in the technology industry. Mr. Bowman was President of SoundView from November 1994 until March 1997, where he managed Spinnaker and other accounts. From November 1993 through November 1994, Mr. Bowman was a Managing Director of Tiger Management Corporation ("Tiger") and was responsible for technology investments. Before Tiger, Mr. Bowman was a high technology analyst at Fidelity Investments, where he managed the Fidelity Select Computer Fund, Fidelity Select Technology Fund and Fidelity Emerging Growth Fund. He began his career at Texas Instruments and later spent four years at Apple Computer. Mr. Bowman graduated from Lehigh University with a B.A. in 1980. He earned his M.B.A. from Stanford Graduate School of Business in 1987.

--------
NOTES:

(a) Spinnaker began trading with client capital on February 15, 1995. Returns for Spinnaker and the indices for 1995 are for the period February 15, 1995 through December 31, 1995.

(b) Bowman Capital is entitled to an annual management fee, paid quarterly, of 1% of Spinnaker's net assets and an annual performance allocation of 20% of net profits. The performance for Spinnaker is net of all fees and expenses, including performance allocations, and reflects the reinvestment of dividends and earnings. At all times under consideration, the assets of Spinnaker were between $16 million and $567 million.

(c) The S&P 500 Index is an unmanaged index and is considered to be generally representative of the U.S. large cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses. Spinnaker does not restrict its investments to securities included in the S&P 500 Index.

(d) The Morgan Stanley High Tech Index is an equal dollar-weighted index of 35 stocks from nine technology subsectors: computer services, design software, server software, PC software and new media, networking and telecommunications equipment, server hardware, PC hardware and peripherals, specialized systems, and semiconductors. The performance data for the Morgan Stanley High Tech Index does not reflect dividends and does not deduct any fees or expenses. Spinnaker does not restrict its investments to securities in the Morgan Stanley High Tech Index.

(e) The Lipper Science & Technology Fund Index reflects the performance of 10 actively managed large mutual funds that have a technology focus. The performance data for the Lipper Science & Technology Fund Index includes the reinvestment of all dividends declared by such mutual funds and deducts any fees or expenses of such mutual funds.

The performance data is set forth solely for the information of prospective investors in the Fund. The statistical data for the S&P 500 Index, the Morgan Stanley High Tech Index and the Lipper Science & Technology Fund Index have been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness.



        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                            GALLEON PARTNERS II, L.P.

--------------------------------------------------------------------------------
                                                  1997(a)          1998
Galleon Partners II, L.P. (b)                     (6.8)%          31.3%
S&P 500 Index (c)                                  10.6%           28.6%
Morgan Stanley High Tech Index(d)                   5.0%           95.4%
Lipper Science & Technology Fund Index (e)          1.1%           46.9%
--------------------------------------------------------------------------------

          Galleon Partners II, L.P. ("Galleon II") is an unregistered investment limited partnership whose investment objective is to achieve above average long-term capital appreciation primarily through investments in equity securities and other equity related instruments of high quality emerging growth companies. Galleon II focuses on investment opportunities in the information technology industry (software, computers, consumer electronics, semiconductors and communications). Galleon II takes long positions in undervalued companies that it believes will experience rapid growth in sales and earnings, offer high profitability, have high quality management, and a strong competitive position. Galleon II will consider reducing a position in a portfolio company or taking a short position in a company when it observes adverse changes in the company's fundamentals, a negative change in sector outlook, overly optimistic Wall Street expectations, significant insider selling and/or an adverse trading environment, or when it believes the company is overvalued relative to comparable companies. Galleon II also may engage in options transactions and may utilize leverage.

          The investment manager of Galleon II is Galleon Advisors, L.L.C. ("Galleon Advisors"). Galleon Advisors and its affiliates began managing money in January 1997 and currently provide investment advisory services to private investment partnerships, offshore funds and separate accounts with aggregate assets in excess of $700 million.

          Raj Rajaratnam is the founder and Managing Member of Galleon Advisors and is the primary portfolio manager of Galleon II. Mr. Rajaratnam also is the primary portfolio manager of three other private investment vehicles. Prior to forming Galleon Advisors, Mr. Rajaratnam was the President and Chief Operating Officer of Needham & Company, Inc. ("Needham") where he was responsible primarily for managing the assets of three investment funds. Mr. Rajaratnam joined Needham in August 1985 as an analyst covering the electronics sector. He served as the Managing Director of Investment Analysis with overall responsibility for the firm's technology, healthcare and specialty retailing investment analysis. In 1989, he was appointed Needham's Chief Operating Officer and, in 1991, he was appointed its President. Mr. Rajaratnam received an M.B.A. in Finance from the Wharton School of Business, University of Pennsylvania in May 1983.

--------

Notes:

(a) Galleon II commenced operations on July 1, 1997. Returns for Galleon II and the indices for 1997 are for the period July 1, 1997 through December 31, 1997.

(b) Galleon Advisors is entitled to an annual management fee, paid quarterly, of 1% of Galleon II's net assets and an annual performance allocation of 20% of net profits. The performance for Galleon II is net of all fees and expenses, including performance allocations. At all times under consideration, the assets of Galleon II were between $60 million and $100 million.

(c) The S&P 500 Index is an unmanaged index and is considered to be generally representative of the U.S. large cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses. Galleon II does not restrict its investments to securities included in the S&P 500 Index.

(d) The Morgan Stanley High Tech Index is an equal dollar-weighted index of 35 stocks from nine technology subsectors: computer services, design software, server software, PC software and new media, networking and telecommunications equipment, server hardware, PC hardware and peripherals, specialized systems, and semiconductors. The performance data for the Morgan Stanley High Tech Index does not reflect dividends and does not deduct any fees or expenses. Galleon II does not restrict its investments to securities in the Morgan Stanley High Tech Index.

(e) The Lipper Science & Technology Fund Index reflects the performance of 10 actively managed large mutual funds that have a technology focus. The performance data for the Lipper Science & Technology Fund Index includes the reinvestment of all dividends declared by such mutual funds and deducts any fees or expenses of such mutual funds.

The performance data is set forth solely for the information of prospective investors in the Fund. The statistical data for the S&P 500 Index, the Morgan Stanley High Tech Index and the Lipper Science & Technology Fund Index have been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness.


        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                              P.A.W. PARTNERS, L.P.

------------------------------------------------------------------------------------------------------------------------------------
                                   1990(a)   1991     1992      1993      1994        1995        1996        1997        1998
P.A.W. Partners, L.P. (b)           1.0%     48.0%    33.8%     24.0%      7.1%       25.7%       22.7%       19.2%        8.9%
S&P 500 Index (c)                   2.8%     30.5%     7.6%     10.1%      1.3%       37.6%       23.0%       33.4%       28.6%
Morgan Stanley High Tech
  Index(d)                          N/A      80.5%    55.6%     52.1%     34.7%       50.9%       21.3%       16.8%       95.4%
Lipper Science & Technology
  Fund Index (e)                    4.5%     45.0%     9.8%     21.9%      9.4%       38.6%       16.9%       7.8%        46.9%
------------------------------------------------------------------------------------------------------------------------------------

          P.A.W. Partners, L.P. ("PAW Partners") is an unregistered investment limited partnership whose investment objective is capital appreciation. PAW Partners invests primarily in publicly-traded securities of companies with market capitalizations under $500 million. PAW Partners focuses on smaller cap companies because it believes their potential may not be reflected in their stock prices due to limited research coverage and institutional ownership. PAW Partners analyzes the industry dynamics and fundamentals of companies and buys stocks with inexpensive valuations when it believes a company's expectations are higher than average; it sells short stocks with expensive valuations when it believes a company's expectations are lower than average. PAW Partners may invest in growth stocks, value stocks and turnaround situations. PAW Partners also may engage in options and futures transactions and may utilize leverage.

          The investment manager of PAW Partners is P.A.W. Capital Partners, L.P. ("PAW Capital"). PAW Capital, which is the successor to Peter A. Wright Asset Management, began managing money in December 1990 and currently provides investment advisory services to private investment partnerships, an offshore fund and separate accounts with aggregate assets in excess of $550 million.

          Peter A. Wright is the President and founder of PAW Capital and is the primary portfolio manager of PAW Partners. Mr. Wright also is the primary portfolio manager of two other private investment vehicles. From 1985 through 1990, Mr. Wright served as President and Chief Executive Officer of SoundView Financial Group, Inc. ("SoundView"), a registered broker-dealer and registered investment adviser. Prior to SoundView, Mr. Wright worked at the Gartner Group, Inc., where he served as Executive Vice President and analyst, covering many companies and sectors in technology and managing the firm's consulting and general products division. Mr. Wright began his career at I.B.M. Corporation in 1976 as a financial analyst. Mr. Wright obtained a B.S. in Chemical Engineering in 1975 and an M.B.A. in 1976 from Cornell University.

--------

NOTES:

(a) PAW Partners commenced operations on December 3, 1990. Returns for PAW Partners and the indices for 1990 are for the period December 3, 1990 through December 31, 1990.

(b) PAW Capital is entitled to an annual management fee, paid quarterly, of 1% of PAW Partners' net assets and an annual performance allocation of 20% of net profits. The performance for PAW Partners is net of all fees and expenses, including performance allocations. At all times under consideration, the assets of PAW Partners were between $2 million and $250 million.

(c) The S&P 500 Index is an unmanaged index and is considered to be generally representative of the US large cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses. PAW Partners does not restrict its investments to securities included in the S&P 500 Index.

(d) The Morgan Stanley High Tech Index is an equal dollar-weighted index of 35 stocks from nine technology subsectors: computer services, design software, server software, PC software and new media, networking and telecommunications equipment, server hardware, PC hardware and peripherals, specialized systems, and semiconductors. The performance data for the Morgan Stanley High Tech Index does not reflect dividends and does not deduct any fees or expenses. PAW Partners does not restrict its investments to securities in the Morgan Stanley High Tech Index. Information for the Morgan Stanley High Tech Index is not available for 1990.

(e) The Lipper Science & Technology Fund Index reflects the performance of 10 actively managed large mutual funds that have a technology focus. The performance data for the Lipper Science & Technology Fund Index includes the reinvestment of all dividends declared by such mutual funds and deducts any fees or expenses of such mutual funds.

The performance data is set forth solely for the information of prospective investors in the Fund. The statistical data for the S&P 500 Index, the Morgan Stanley High Tech Index and the Lipper Science & Technology Fund Index have been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness.


        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                            OWENOKE ASSOCIATES, L.P.

-------------------------------------------------------------------------------
                                                            1998(a)
Owenoke Associates, L.P. (b)                                20.9%
S&P 500 Index (c)                                           25.3%
Morgan Stanley High Tech Index(d)                           71.5%
Lipper Science & Technology Fund Index (e)                  58.8%
-------------------------------------------------------------------------------

          Owenoke Associates, L.P. ("Owenoke Associates") is an unregistered investment limited partnership whose investment objective is to maximize risk-adjusted total return. Owenoke Associates seeks to invest primarily in equity and debt securities of U.S. and non-U.S. companies. The basis of Owenoke Associates' investment approach is proprietary bottom-up stock selection that is designed to systematically identify and exploit the earnings surprise anomaly and its appropriate biases. Because this approach is designed specifically to identify candidate companies and sectors undergoing significant positive or negative change, it is believed that this approach can provide a distinct advantage to investment approaches whose stock selection focuses primarily on earnings momentum, relative price momentum and valuation. It is believed that long or short positions in companies or sectors demonstrating significant earnings surprise caused by sustainable changes in profitability can produce portfolios that exhibit returns superior to those that simply buy or sell short all companies reporting earnings surprise. Owenoke Associates also uses short selling as a hedge to reduce both stock market and industry risk. Owenoke Associates also may engage in options transactions and may utilize leverage. Owenoke Associates may engage in short-term trading, including day trading, in response to earnings surprises, dramatic short-term price changes or other factors.

          The investment manager of Owenoke Associates is Owenoke Capital Management, LLC ("Owenoke Capital"). Owenoke Capital began managing money in October 1998 and currently provides investment advisory services to private investment partnerships and an offshore fund with aggregate assets in excess of $170 million.

          David Korus is the Managing Member of Owenoke Capital and is the primary portfolio manager of Owenoke Associates. Mr. Korus also is the primary portfolio manager of two other private investment vehicles. From July 1996 to October 1998, Mr. Korus was a Managing Member of and a portfolio manager for Westcliff Capital Management, LLC and its affiliates. From October 1994 to July 1996, Mr. Korus was a portfolio manager at Kingdon Capital Management, where he managed technology equities. From February 1984 through October 1994, Mr. Korus was an analyst at Kidder, Peabody & Co., Incorporated ("Kidder Peabody"), specializing in technology equities. In 1991, Mr. Korus became Director of Technology Research at Kidder Peabody. In 1993 and 1994, Mr. Korus earned a #1 ranking from Institutional Investor magazine for securities analysts covering the personal computer industry. Mr. Korus received an A.B. in Economics from the University of Michigan in 1983.

--------

Notes:

(a) Owenoke Associates commenced operations on October 12, 1998. Returns for Owenoke Associates and the indices for 1998 are for the period October 12, 1998 through December 31, 1998.

(b) Owenoke Capital is entitled to an annual management fee, paid quarterly, of 1% of Owenoke Associates' net assets and an annual performance allocation of 20% of net profits. The performance for Owenoke Associates is net of all fees and expenses, including performance allocations, and reflects the reinvestment of dividends and earnings. At all times under consideration, the assets of Owenoke Associates were between $51 million and $96 million.

(c) The S&P 500 Index is an unmanaged index and is considered to be generally representative of the US stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses. Owenoke Associates does not restrict its investments to securities included in the S&P 500 Index.

(d) The Morgan Stanley High Tech Index is an equal dollar-weighted index of 35 stocks from nine technology subsectors: computer services, design software, server software, PC software and new media, networking and telecommunications equipment, server hardware, PC hardware and peripherals, specialized systems, and semiconductors. The performance data for the Morgan Stanley High Tech Index does not reflect dividends and does not deduct any fees or expenses. Owenoke Associates does not restrict its investments to securities in the Morgan Stanley High Tech Index.

(e) The Lipper Science & Technology Fund Index reflects the performance of 10 actively managed large mutual funds that have a technology focus. The performance data for the Lipper Science & Technology Fund Index includes the reinvestment of all dividends declared by such mutual funds and deducts any fees or expenses of such mutual funds.

The performance data is set forth solely for the information of prospective investors in the Fund. The statistical data for the S&P 500 Index, the Morgan Stanley High Tech Index and the Lipper Science & Technology Fund Index have been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness.


        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.


                                    FORM N-2

                          PW TECHNOLOGY PARTNERS, L.P.


                           PART C - OTHER INFORMATION

ITEM 24.               FINANCIAL STATEMENTS AND EXHIBITS

         (1)      Financial Statements:

                  Because the Registrant has no assets, financial statements are omitted.

         (2)      Exhibits:

                  (a)      (1)      Certificate of Limited Partnership.*
                           (2)      Agreement of Limited Partnership.*
                           (3)      Amended and Restated Limited Partnership
                                    Agreement.**
                  (b)      Not Applicable.
                  (c)      Not Applicable.
                  (d)      See Item 24(2)(a)(3).
                  (e)      Not Applicable.
                  (f)      Not Applicable.
                  (g)      See Item 24(2)(a)(3).
                  (h)      Not Applicable.
                  (i)      Not Applicable.
                  (j)      Custodian Services Agreement.
                  (k)      (1)      Management and Administration Agreement.
                           (2)      Administration, Accounting and Investor
                                    Services Agreement.
                           (3)      Escrow Agreement.
                  (l)      Not Applicable.
                  (m)      Not Applicable.
                  (n)      Not Applicable.
                  (o)      Not Applicable.
                  (p)      Not Applicable.
                  (q)      Not Applicable.
                  (r)      Not Applicable.
         --------------
         * Previously filed on December 29, 1998.
        ** See Appendix A of Confidential Offering Memorandum.

ITEM 25.               MARKETING ARRANGEMENTS

         Not Applicable.


ITEM 26.               OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Blue Sky fees and expenses (including fees of  counsel)        $  5,000
Legal and accounting fees and expenses                          125,000
Printing engraving and offering expenses                        115,000
Miscellaneous                                                     5,000
                                                               --------
                                                               $250,000
                                                               ========

ITEM 27.               PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

          After completion of the private offering of interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by PW Fund Advisor, L.L.C. (the "Manager"), the general partner of the Registrant. Information regarding the ownership of PW Fund Advisor, L.L.C. is set forth in its Form ADV, as filed with the Commission (File No. 801-55537).

ITEM 28.               NUMBER OF HOLDERS OF SECURITIES

Title of Class                     Number of Record Holders
--------------                     -------------------------
Limited Partnership                1   (The Registrant anticipates Interests
                                       that as a result of the private
                                       offering of interests there will
                                       be more than 100 record holders
                                       of such interests in the future.)



ITEM 29.               INDEMNIFICATION

          Reference is made to Section 3.9 of the Registrant's Amended and Restated Limited Partnership Agreement (the "Partnership Agreement") filed as
Exhibit 2(a)(3) hereto. The Registrant hereby undertakes that it will apply the indemnification provision of the Partnership Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

          The Registrant, in conjunction with the Manager, the Registrant's directors and other registered investment management companies managed by the Manager or its affiliates, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an, individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

ITEM 30.         BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant's Confidential Memorandum in the section entitled "THE MANAGER." Information as to the members and officers of PW Fund Advisor, L.L.C. is included in its Form ADV as filed with the Commission (File No. 801-55537), and is incorporated herein by reference.

ITEM 31.               LOCATION OF ACCOUNTS AND RECORDS

          The Administrator maintains certain required accounting related and financial books and records of the Registrant at PFPC Inc., 103 Bellevue Parkway, 4th Floor, Wilmington, DE 19809. The other required books and records are maintained by the Manager c/o PW Fund Advisor, L.L.C., 1285 Avenue of the Americas, New York, New York 10019.

ITEM 32.               MANAGEMENT SERVICES

         Not Applicable.

ITEM 33.               UNDERTAKINGS

         Not Applicable.
--------

                                    FORM N-2

                          PW TECHNOLOGY PARTNERS, L.P.

                                   SIGNATURES

          Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 17th day of February, 1999.

                                       PW TECHNOLOGY PARTNERS, L.P.


                                       By: PW FUND ADVISOR, L.L.C.
                                           GENERAL PARTNER


                                       By: /S/ ROBERT DISCOLO
                                          ----------------------
                                          Name:  Robert Discolo
                                          Title: Authorized Representative

                                    FORM N-2

                          PW TECHNOLOGY PARTNERS, L.P.

                                  EXHIBIT INDEX

EXHIBIT NUMBER            DOCUMENT DESCRIPTION

(j)           Custodian Services Agreement.
(k)   (1)     Management and Administration Agreement.
      (2)     Administration, Accounting and Investor Services Agreement.
      (3)     Escrow Agreement.